United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

AQUA METALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

June 20, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) of Aqua Metals, Inc., a Delaware corporation (which we refer to as “we,” “us,” “our,” or the “Company”), to be held at 7:00 a.m. local time, on Tuesday, July 22, 2025.

At the Annual Meeting, you will be asked to consider and vote upon the following proposals to (i) elect four (4) directors to serve for the ensuing year as members of the Board of Directors of the Company; (ii) approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance and sale of up to Ten Million Dollars ($10,000,000) of our common stock, par value $0.001 per share (the “common stock”), pursuant to our purchase agreement with Lincoln Park Capital Fund, LLC (the “Lincoln Park Purchase Agreement”); (iii) approve an amendment (as set forth on Appendix A to the Company’s Proxy Statement, the “Reverse Split Amendment”) to our First Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to effect a reverse split of our issued and outstanding shares of common stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-ten (1:10), with the exact ratio within such range to be determined by the Board of Directors of the Company (the “Reverse Split,” and such proposal, the “Reverse Split Proposal); (iv) approve an amendment to our 2019 Stock Incentive Plan to increase the number of shares of common stock reserved under the plan; (v) ratify the appointment of Forvis Mazars, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and (vi) approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying Proxy Statement.

The accompanying Proxy Statement describes these proposals in more detail.

The Board of Directors recommends a vote: FOR each of the four (4) nominees for director named in the Proxy Statement, FOR approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the potential issuance and sale of up to $10,000,000 of the Company’s common stock pursuant to the Lincoln Park Purchase Agreement; FOR the approval and adoption of an amendment to the Company’s Certificate of Incorporation to effect a reverse split of our issued and outstanding shares of common stock at a specific ratio, ranging from one-for-two (1:2) to one-for-ten (1:10), with the exact ratio within such range to be determined by our Board, FOR the approval an amendment to our 2019 Stock Incentive Plan to increase the number of shares of common stock reserved under the plan; FOR the ratification of the appointment of Forvis Mazars, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the accompanying Proxy Statement.

To ensure your representation at the Annual Meeting, you are urged to vote your shares of common stock via the Internet at www.proxyvote.com, by phone at 1-800-690-6903 or by promptly marking, dating, signing, and returning the proxy card via mail. Voting instructions are provided on the proxy card delivered to you and included in the accompanying Proxy Statement. If your shares of common stock are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

On behalf of the Board of Directors of Aqua Metals, Inc., we thank you for your participation.

Sincerely, /s/ Vincent L. DiVito Vincent L. DiVito Chairman of the Board

AQUA METALS, INC.

5370 Kietzke Lane, Suite 201

Reno, Nevada 89511

(775) 525-1936

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 22, 2025

The 2025 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) of Aqua Metals, Inc., a Delaware corporation (which we refer to as “we,” “us,” “our,” or the “Company”), will be at 7:00 a.m. local time, on Tuesday, July 22, 2025. The Annual Meeting will be held at the Company’s offices located at 5370 Kietzke Lane, Suite 201, Reno, Nevada 89511.

We will consider and act on the following items of business at the Annual Meeting:

1.

To elect four (4) directors to serve as members of the Board of Directors of the Company (which we refer to as our “Board”) until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.

To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance and sale of up to Ten Million Dollars ($10,000,000) of our common stock, par value $0.001 per share (the “common stock”), pursuant to our purchase agreement with Lincoln Park Capital Fund, LLC (the “Lincoln Park Purchase Agreement”);

3.

To approve an amendment (as set forth on Appendix A to the Company’s Proxy Statement, the “Reverse Split Amendment”) to our First Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to effect a reverse split of our issued and outstanding shares of common stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-ten (1:10), with the exact ratio within such range to be determined by the Board of Directors of the Company (the “Reverse Split,” and such proposal, the “Reverse Split Proposal);

4.	To approve an amendment to our 2019 Stock Incentive Plan to increase the number of shares of common stock reserved under the plan;
5.	To ratify the appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025;
6.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying Proxy Statement; and
7.	To transact such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof.

The accompanying Proxy Statement describes each of these items of business in detail. Only stockholders of record at the close of business on June 17, 2025 are entitled to notice of, to attend, and to vote at, the Annual Meeting or any continuation, postponement or adjournment thereof.

Please note that space limitations make it necessary to limit attendance at the Annual Meeting to our stockholders. Registration and seating will begin at 6:30 a.m. PDT. For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

To ensure your representation at the Annual Meeting, you are urged to vote your shares of common stock via the Internet at www.proxyvote.com, by phone at 1-800-690-6903 or by promptly marking, dating, signing, and returning the proxy card via mail. If your shares of common stock are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

Sincerely, /s/ Vincent L. DiVito Vincent L. DiVito Chairman of the Board

Reno, Nevada

June 20, 2025

Page

INFORMATION ABOUT THE ANNUAL MEETING	1
General	1
How to Attend	1
Who Can Vote, Outstanding Shares	1
Voting of Shares	1
Revocation of Proxy	3
Quorum and Votes Required	3
Solicitation of Proxies	4
Stockholder List	5
Forward-Looking Statements	5
PROPOSAL NO. 1 - ELECTION OF DIRECTORS	6
Board Nominees	6
Board Recommendation	6
Information about Director Nominees	7
CORPORATE GOVERNANCE	8
Board Composition	8
Director Resignation Policy	8
Committees of the Board of Directors	9
Audit Committee	9
Compensation Committee	10
Nominating and Corporate Governance Committee	10
Board Leadership Structure and Role in Risk Oversight	11
Process for Stockholders to Send Communications to our Board of Directors	11
Employee, Officer and Director Hedging	11
Insider Trading Policy	12
Equity Award Grant Policies	12
Code of Conduct	12
Limitation of Liability of Directors and Indemnification of Directors and Officers	12
PROPOSAL NO. 2 – APPROVAL OF THE POTENTIAL ISSUANCE OF UP TO $10 MILLION OF OUR ISSUED AND OUTSTANDING COMMON STOCK PURSUANT TO THE LINCOLN PARK PURCHASE AGREEMENT	13
Introduction	13
The Lincoln Park Purchase Agreement	13
Requirement to Seek Stockholder Approval	15
Effect of Failure to Obtain Stockholder Approval	15
Effect of Approval	15
Vote Required and Recommendation of the Board of Directors	16
Board Recommendation	13
PROPOSAL NO. 3 – THE REVERSE SPLIT PROPOSAL	17
Introduction	17
Purpose and Rationale for the Reverse Split	17
Risks of the Reverse Split	19
Determination of the Ratio for the Reverse Split	19
Principal Effects of the Reverse Split	20
After Each Reverse Split Ratio	20
Effect on Outstanding Derivative Securities	20
Effect on the Company’s Stock Plans	21
Effective Date	21
Treatment of Fractional Shares	21
Record and Beneficial Stockholders	21

(i)

Accounting Consequences	22
No Appraisal Rights	5
Material Federal U.S. Income Tax Consequences of the Reverse Split	22
Vote Required	23
Board Recommendation	23
PROPOSAL NO. 4 – AUTHORIZE AND APPROVE AN AMENDMENT TO OUR 2019 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED UNDER THE PLAN	24
Introduction	24
Board Recommendation	25
General	25
Administration	26
Options	26
Restricted Stock Awards	27
Restricted Stock Units	27
Performance Awards	27
Change in Control of the Company	27
Effect of Termination of Employment or Other Service	28
U.S. Income Tax Consequences	28
Equity Compensation Plan Information	31
PROPOSAL NO. 5 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32
Board Recommendation	32
Fees Incurred for Services by Principal Accountant	33
Pre-Approval Policies and Procedures	33
Audit Committee Report	33
PROPOSAL NO. 6 – ADVISORY VOTE ON EXECUTIVE COMPENSATION	34
Introduction	34
Board Recommendation	34
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	35
EXECUTIVE OFFICERS AND COMPENSATION	36
Executive Officers	36
Summary Compensation Table	37
Narrative Disclosure to Summary Compensation Table	37
Potential Payments upon Termination	41
Outstanding Equity Awards at December 31, 2024	42
Pay vs. Performance	43
Relationship between Pay and Performance	45
Short-Term Incentive Plan (STIP)	45
Long-Term Incentive Plan (LTIP)	45
Process for Determining Executive Compensation	46
Compensation of Directors	46
Stock Ownership Guidelines	47
Equity Compensation Plan Information	47
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	49
Related Party Transactions, Promoters and Directors Independence	49
Stockholder Proposals and Director Nominations for 2026 Annual Meeting	50
Householding of Proxy Materials	50
Other Matters	51
Incorporation by Reference	51

(ii)

AQUA METALS, INC.

5370 Kietzke Lane, Suite 201

Reno, Nevada, 89511

(775) 525-1936

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 22, 2025

INFORMATION ABOUT THE ANNUAL MEETING

General

Your proxy is solicited on behalf of the Board of Directors (which we refer to as our “Board”) of Aqua Metals, Inc., a Delaware corporation (which we refer to as “we,” “us,” “our,” or the “Company”), for use at our 2025 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) to be held on Tuesday, July 22, 2025, at 7:00 a.m. local time, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’

Meeting on Tuesday, July 22, 2025, at 7:00 a.m. local time.

The Annual Report, Notice of Meeting, Proxy Statement and Proxy Card

are available at – www.proxyvote.com

We intend to mail this Proxy Statement, the proxy card, the Annual Report and the Notice of Annual Meeting on or about June 20, 2025 to all stockholders of record entitled to vote at the Annual Meeting. If you would like a hard copy of the Annual Report, Notice of Meeting, Proxy Statement and Proxy Card for this Annual Meeting, or any future stockholder meetings, mailed or emailed to you, please contact us at the above address or at our web page https://www.aquametals.com/contact-us/ or email us at AQMS@fnkir.com or telephone us at (646) 878-9204.

How to Attend

The Annual Meeting will be held at the Company’s offices located at 5370 Kietzke Lane, Suite 201, Reno, Nevada 89511, on July 22, 2025 at 7:00 a.m. PDT, or at any continuation, postponement or adjournment thereof. If you need directions to the Annual Meeting, please contact us at the above address or at our web page https://www.aquametals.com/contact-us/ or email us at AQMS@fnkir.com or telephone us at (646) 878-9204.

Only record holders and beneficial owners of our common stock as of the record date, June 17, 2025, or their duly authorized proxies, may attend the Annual Meeting. For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. Registration and seating will begin at 6:30 a.m. PDT.

Who Can Vote, Outstanding Shares

Record holders of our common stock as of the close of business on June 17, 2025, the record date for the Annual Meeting, are entitled to vote at the Annual Meeting on all matters to be voted upon. As of the record date, there were 9,946,105 shares of our common stock outstanding, each entitled to one vote.

Voting of Shares

You may vote by attending the Annual Meeting or you may vote prior to the Annual Meeting through the Internet or by submitting a proxy. The method of voting differs for shares held as a record holder and shares held in “street name.”

If you are a stockholder of record, which means your shares are in your name, you may vote your shares as follows:

●	To vote in person, attend the Annual Meeting and use the ballot to be provide by the Company.
●

To vote through the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number on the proxy card delivered to you. Your Internet vote must be received by 11:59 p.m., Eastern Time on July 21, 2025 to be counted.

●

To vote using the proxy card delivered to you, simply complete, sign, and date the proxy card and return it promptly in the envelope provided or use a touch-tone telephone to transmit your voting instructions by calling 1-800-690-6903. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

If you hold your shares of common stock in street name, which means that your shares are held of record by a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee on how to vote your shares by either (i) attending the Annual Meeting and voting in person; (ii) through the Internet; or (iii) otherwise instructing the broker, bank or other nominee on how to vote your shares. Please note that if you hold your shares of common stock in street name, in order to vote your shares in person at the Annual Meeting, you will need to obtain from your broker, bank or other nominee, and bring with you to the Annual Meeting, a valid legal proxy from your broker, bank or other nominee authorizing you to vote your shares at the Annual Meeting.

Additional information regarding the rules and procedures for participating in the Annual Meeting will be provided at the meeting website.

YOUR VOTE IS VERY IMPORTANT. You should submit your proxy or vote through the Internet even if you plan to attend the Annual Meeting. If you properly give your proxy or vote through the Internet, one of the individuals named as your proxy will vote your shares as you have directed. Any stockholder attending the Annual Meeting may vote in person even if he or she previously submitted a proxy or voted through the Internet prior to the Annual Meeting.

All shares entitled to vote and represented by properly submitted proxies (including those submitted electronically and in writing) received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy, your shares will be voted as follows:

●	FOR each of the four (4) nominees for director named in the Proxy Statement;
●

FOR the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the potential issuance and sale of up to $10,000,000 of the Company’s common stock pursuant to the Lincoln Park Purchase Agreement;

●

FOR the approval and adoption of an amendment to the Company’s Certificate of Incorporation to effect a reverse split of our issued and outstanding shares of common stock at a specific ratio, ranging from one-for-two (1:2) to one-for-ten (1:10) with the exact ratio within such range to be determined by our Board;

●	FOR the approval an amendment to our 2019 Stock Incentive Plan to increase the number of shares of common stock reserved under the plan;
●	FOR the ratification of the appointment of Forvis Mazars, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
●	FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement.

With respect to any other matter that properly comes before the Annual Meeting or any continuation, postponement or adjournment thereof, the proxy holders will vote as recommended by our Board, or if no recommendation is given, in their own discretion.

Revocation of Proxy

If you are a stockholder of record, you may revoke your proxy at any time before your proxy is voted at the Annual Meeting by taking any of the following actions:

●	delivering to our corporate secretary a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;
●	signing and delivering a new proxy card, relating to the same shares and bearing a later date than the original proxy card;
●	submitting another proxy over the Internet (your latest Internet voting instructions are followed); or
●	attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, by itself, revoke a proxy.

Written notices of revocation and other communications with respect to the revocation of Company proxies should be addressed to:

Aqua Metals, Inc.

5370 Kietzke Lane, Suite 201

Reno, Nevada 89511

Attention: Corporate Secretary

If your shares are held in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so.

Quorum and Votes Required

The inspector of elections appointed for the Annual Meeting will tabulate votes cast by proxy or in person at the Annual Meeting. The inspector of elections will also determine whether a quorum is present. In order to constitute a quorum for the conduct of business at the Annual Meeting, shares representing 33 1/3% of the common stock outstanding and entitled to vote at the Annual Meeting must be present in person or represented by proxy at the Annual Meeting. Shares that abstain from voting on any proposal, or that are represented by broker non-votes (as defined below), will be treated as shares that are present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum is present. However, our Third Amended and Restated Bylaws provide that “votes cast” shall exclude abstentions and broker non-votes.

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank, or other agent how to vote your shares, your broker, bank, or other agent may still be able to vote your shares at its discretion. In this regard, under the rules of the New York Stock Exchange, or NYSE, brokers, banks, and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. When a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

We believe that the election of directors (Proposal 1), approval of the Lincoln Park Purchase Agreement (Proposal 2), the approval an amendment to our 2019 Stock Incentive Plan (Proposal 4) and the advisory vote on compensation (Proposal 6) will be considered non-routine matters and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. We believe that the amendment to the Certificate of Incorporation to effect the Reverse Stock Split (Proposal 3) and the ratification of the appointment of Forvis Mazars, LLP as our independent registered public accounting firm (Proposal 5) will be considered to be routine matters on which a broker, bank or other agent has discretionary authority to vote.

Proposal No. 1: Election of Directors. A plurality of the votes cast by the holders of shares entitled to vote in the election of directors at the Annual Meeting is required for the election of directors. Accordingly, the four (4) director nominees receiving the highest number of votes will be elected. Abstentions and broker non-votes are not treated as votes cast and, therefore, will not have any effect on the outcome of the election of directors.

Proposal No. 2:  Approval of the Lincoln Park Purchase Agreement. The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting is required for the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the potential issuance and sale of up to $10,000,000 of the Company’s common stock pursuant to the Lincoln Park Purchase Agreement. In the event of any broker non-votes or abstentions in connection with Proposal No. 2, such broker non-votes and abstentions will be counted as not present and these shares will be deducted from the total shares of which a majority is required.

Proposal No. 3: Approval of Reverse Split Proposal. The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting is required for the approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse split of our issued and outstanding shares of common stock at a specific ratio, ranging from one-for-two (1:2) to one-for-ten (1:10), with the exact ratio within such range to be determined by our Board. In the event of any broker non-votes or abstentions in connection with Proposal No. 3, such broker non-votes and abstentions will be counted as not present and these shares will be deducted from the total shares of which a majority is required. In the case of shares held by a broker, bank or other agent for a beneficial owner who has not provided instructions to such broker, bank or other agent, we believe the broker, bank or other agent will have discretionary authority to vote the shares for approval of Proposal No. 3.

Proposal No. 4: Approval of an Amendment to the Company’s 2019 Stock Incentive Plan. The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting is required for the approval of an amendment to the Company’s 2019 Stock Incentive Plan to increase the number of shares of common stock reserved under the plan. In the event of any broker non-votes or abstentions in connection with Proposal No. 4, such broker non-votes and abstentions will be counted as not present and these shares will be deducted from the total shares of which a majority is required.

Proposal No. 5: Ratification of Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting is required for the ratification of the appointment of Forvis Mazars, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Abstentions will be counted as not present and these shares will be deducted from the total shares of which a majority is required. Brokers generally have discretionary authority to vote on the ratification of our independent registered public accounting firm and, therefore, broker non-votes are generally not expected to result from the vote on Proposal No. 5. However, in the event of any broker non-votes in connection with Proposal No. 5, such broker non-votes will be counted as not present and these shares will be deducted from the total shares of which a majority is required.

Proposal No. 6: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers. The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting is required for the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. In the event of any broker non-votes or abstentions in connection with Proposal No. 6, such broker non-votes and abstentions will be counted as not present and these shares will be deducted from the total shares of which a majority is required.

We will also consider any other business that properly comes before the Annual Meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named as your proxy will vote the shares as recommended by our Board, or if no recommendation is given, in their own discretion.

Solicitation of Proxies

Our Board is soliciting proxies for the Annual Meeting from our stockholders. We will bear the entire cost of soliciting proxies from our stockholders. In addition to the solicitation of proxies by delivery of this Proxy Statement through the Internet or by mail, we will request that brokers, banks and other nominees that hold shares of our common stock, which are beneficially owned by our stockholders, forward proxies and proxy materials to those beneficial owners and secure those beneficial owners’ voting instructions. We will reimburse those record holders for their reasonable expenses. We may use several of our regular employees, who will not be specially compensated, to solicit proxies from our stockholders, either personally or by Internet, facsimile or special delivery letter.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to Proposals 1 through 6 and we will not independently provide our stockholders with any such right.

Stockholder List

A list of stockholders eligible to vote at the Annual Meeting will be available for inspection, for any purpose germane to the Annual Meeting, at the Annual Meeting and at principal executive office of the Company during regular business hours for a period of no less than ten (10) days prior to the Annual Meeting.

Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors in Item 1A of our 2024 Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Board Nominees

Our Board currently consists of four (4) members, three (3) of whom are currently independent under the listing standards for independence of the NASDAQ and under Rule 10A-3 under the Securities Exchange Act of 1934, as amended (which we refer to as the “Exchange Act”). Molly Zhang resigned from our Board in May 2025. Based upon the recommendation of the Nominating and Corporate Governance Committee of our Board, our Board determined to nominate each of our current directors for re-election at the Annual Meeting.

Our Board and the Nominating and Corporate Governance Committee believe the directors nominated collectively have the experience, qualifications, attributes and skills to effectively oversee the management of the Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing the Company, a willingness to devote the necessary time to Board duties, a commitment to representing the best interests of the Company and our stockholders and a dedication to enhancing stockholder value.

Each director elected at the Annual Meeting will serve a one (1) year term until the Company’s next annual meeting and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Unless otherwise instructed, the proxy-holders will vote the proxies received by them for the four nominees named below. If any of the nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. It is not presently expected that any of the nominees named below will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxy-holders intend to vote all proxies received by them in a manner to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy-holders.

Set forth below are the names, ages and positions of our director nominees as of the date of this Proxy Statement:

Name	Age	Position with the Company
Stephen Cotton	58	President, CEO & Director
Vincent L. DiVito (a), (b), (c)	65	Chairman of the Board and Independent Director
Eric Gangloff (a), (b), (c)	56	Independent Director
Steven Henderson (a), (b), (c)	64	Independent Director

(a) Member of the Audit Committee of our Board.

(b) Member of the Compensation Committee of our Board.

(c) Member of the Nominating and Corporate Governance Committee of our Board.

Vote Required

A plurality of the votes cast by the holders of shares entitled to vote in the election of directors at the Annual Meeting is required for the election of directors. Accordingly, the four (4) director nominees receiving the highest number of votes will be elected. Abstentions and broker non-votes are not treated as votes cast and, therefore, will not have any effect on the outcome of the election of directors

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” EACH OF THE FOUR (4) NOMINEES
FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

Vacancies on our Board, including any vacancy created by an increase in the size of our Board, may be filled by a majority of the directors remaining in office (even though less than a quorum of our Board) or a sole remaining director, or by the stockholders. A director elected by our Board to fill a vacancy will serve until the next annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier retirement, resignation, disqualification, removal or death.

If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by our Board, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by our Board. Each nominee has agreed to serve if elected and our Board has no reason to believe that any nominee will be unable to serve.

Information about Director Nominees

Set forth below is biographical information for each director nominee and a summary of the specific qualifications, attributes, skills and experiences which led our Board to conclude that each nominee should serve on our Board at this time. There are no family relationships among any of the directors or executive officers of the Company.

Stephen Cotton has served as President of the Company since May 2, 2018 and was promoted by the Board of Directors to President and CEO joining the Board as an Executive Director in January, 2019.  Steve also served as Chief Commercial Officer of the Company from January 2015 to June, 2017.  Previously, Steve co-founded Canara, Inc. (formerly Data Power Monitoring and IntelliBatt) in December 2001 and served as its Chief Executive Officer through the sale of the company to a private equity firm in June 2012, after which he served as Founder and Executive Chairman until April 2014. Canara (now part of CPG) offers data center design, construction, equipment and analytics-driven operations for conventional, hyperscale and edge data centers. Prior to Canara, Steve led a team to commercialize Sendmail (the Worlds' most commonly used Internet email open source software) from free open source to a paid for commercial offering for Internet service providers and cloud offerings requiring mass email volume management including DoubleClick's standardization (acquired by Google). Steve's career began in the early days of voice messaging systems, including Octel Communications (through its $1.1B exit to Lucent Technologies in 1997 and now part of Avaya). From International Product Manager to Product Manager for Multimedia, Steve then became the top market development person on a staff of 100+ for 2 years running while managing the AT&T Wireless account, then developing new wireless and local exchange carrier markets. His decision to convince AT&T Wireless (and ultimately other operators which followed) to offer voice messaging for free vs. charge, resulted in multi-million dollar sales of Octel equipment to each region. From April 2014 to January 2015 and June 2017 to April 2018, Steve managed his private investments.

Mr. Cotton has extensive managerial, operational and financial experience. As a result of these and other professional experiences, our Board has concluded that Mr. Cotton is qualified to serve as a director.

Vincent L. DiVito has served as a member of our Board since May 2015 and has served as our non-executive Chairman of the Board since June 2022. Since April 2010, Mr. DiVito has served as the owner and chief executive officer of Vincent L. DiVito, Inc., a financial and management consulting firm. From January 2008 to April 2010, Mr. DiVito served as president of Lonza America, Inc., a global life sciences chemical business headquartered in Allendale, New Jersey, and also served as chief financial officer and treasurer of Lonza America, Inc. from September 2000 to April 2010. Lonza America, Inc. is part of Lonza Group, whose stock is traded on the Swiss Stock Exchange. From 1990 to September 2000, Mr. DiVito was employed by Algroup Wheaton, a global pharmaceutical and cosmetics packaging company, first as its director of business development and later as its vice president and chief financial officer. Mr. DiVito is a certified public accountant, certified management accountant and holds an MBA in Finance. Mr. DiVito is a National Association of Corporate Directors Board Leadership Fellow. He served on the board of directors and chairman of the audit committee of Entertainment Gaming Asia Inc., a Nasdaq listed gaming company, from October 2005 until its acquisition in July 2017, and also served as a member of the board of directors of Riviera Holdings Corporation, formerly an AMEX listed gaming and resort company, from July 2002 until the consummation of a change in control of the corporation in March 2011.

Mr. DiVito has extensive knowledge of accounting and corporate governance issues from his experience serving on various corporate boards of directors and has extensive operational knowledge as a result of his experience as a senior executive officer of major corporations. As a result of these and other professional experiences, our Board has concluded that Mr. DiVito is qualified to serve as a director.

Eric Gangloff has served as a member of our Board since February 2025. Mr. Gangloff is an experienced investor and financial strategist with a background in capital markets and debt financing. Since December 2012, he has been the Founder and CEO of Summit Investment Services, LLC, where he leads private commercial lending and investment strategies for growth-stage businesses. Previously, he served as Founder and CEO of Summit Alternative Investments, LLC where he oversaw the acquisition, originations and portfolio management of over $1B of performing consumer loans from January 2007 to December 2016. In December 2013, Mr. Gangloff  became CEO and Chairman of AmeriFirst Home Improvement Finance, LLC, overseeing its national third-party loan servicing and consumer loan originations expansion before its acquisition by the country’s largest privately held bank, First National Bank of Omaha, in July 2022.  Mr. Gangloff brings deep expertise in corporate finance and investment management and has structured and executed complex debt and equity financial transactions across multiple asset classes with counterparties such as Goldman Sachs, Deutsche Bank, First National Bank of Omaha, Bayview Asset Management, Credigy, Fortress Investment Group and many others. We believe this experience makes Mr. Gangloff a valuable addition to our Board as we advance ours clean battery recycling and critical minerals recovery strategy. Mr. Gangloff  holds an MBA and a Master of Management in Manufacturing from Northwestern University’s Kellogg School of Management and a Bachelor of Science in Electrical Engineering from Villanova University. He also serves as a Board Trustee for the Economic Development Authority of Western Nevada and as President and Chair of the Board at Sage Ridge School.

Mr. Gangloff has extensive strategic planning, capital markets, managerial and financial experience. As a result of these and other professional experiences, our Board has concluded that Mr. Gangloff is qualified to serve as a director.

Steven Henderson has served on our Board since February 2025. Mr. Henderson brings over four decades of leadership experience in the automotive, specialty chemical, and general manufacturing industries. From January 2020 to April 2024, he was Executive Vice President at Leggett & Platt, overseeing businesses generating more than $2.5 billion in revenue over half of the company’s total sales and profit. Mr. Henderson  previously served as President of Leggett & Platt’s Automotive Group from September 2017 to December 2019. Earlier, at Dow Chemical, he led the automotive business unit as President from September 2009 to September 2017, driving profitable growth through innovations in adhesives, sealants, plastics, and foams while starting a battery materials development effort in collaboration with industry leaders such as Tesla, GM, Ford, LG, and Magna. Since September 2023, Mr. Henderson has  been a member of the board of privately held L&L Products, where he chairs the Human Capital Committee. Mr. Henderson holds an MBA from the University of Notre Dame’s Mendoza College of Business and a Bachelor of Science in Business Administration from Central Michigan University.

Mr. Henderson  has extensive experience in management, operations, finance, and new product commercialization. Based on these qualifications, our Board has concluded that Mr. Henderson is qualified to serve as a director.

CORPORATE GOVERNANCE

Board Composition

Our Board may establish the authorized number of directors from time to time by resolution. Our Board currently consists of four (4) authorized members. During the year ended December 31, 2024, our Board met seven times. All of our Board members attended at least 75% of the aggregate of all Board meetings and all meetings of the Board committees upon which they served while they were on the Board during fiscal 2024. Our Board does not have a policy regarding Board members’ attendance at meetings of our stockholders and four members of our Board attended our prior year’s annual meeting of stockholders.

Generally, under the listing requirements and rules of the Nasdaq Stock Market, independent directors must comprise a majority of a listed company’s board of directors. Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Our Board has determined that, other than Mr. Cotton, by virtue of his executive officer position,  none of our current directors or director nominees has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making these determinations, our Board considered the current and prior relationships that each nonemployee director nominee has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each nonemployee director nominee. Accordingly, we believe that as of the date of this proxy statement , a majority of our directors are independent, as required under applicable Nasdaq Stock Market rules.

Director Resignation Policy

On September 21, 2018, the Board adopted the Director Resignation Policy, whereby, commencing with respect to our 2020 annual meeting (and at each subsequent annual meeting of the Company’s stockholders at which directors of the Company are to be elected), any director who fails to receive a majority of the votes cast by the Company’s stockholders at such meeting “for” his or her election as a Company director immediately shall (after the final tabulation and certification by the Company’s inspector of elections of voting results), tender his or her resignation to the Nominating and Corporate Governance Committee or Nominating Committee, for its consideration and acceptance or rejection.

The Board adopted the Director Resignation Policy to address the situation in which a nominee for the Board is elected to the Board in an uncontested election despite receiving more votes “withheld” from or “against” his or her election than votes “for” his or her election (a “majority withheld vote”). For purposes of the policy, an “uncontested election” is any election of Company directors in respect of which the number of director nominees for election is less than or equal to the number of directors to be elected.

By accepting a nomination for election and agreeing to serve as a director of the Company in any uncontested election of Company directors, each nominee agrees that if he or she receives a majority withheld vote in any such election, such director promptly shall tender to the Board an offer of his or her resignation as a Company director following certification of the stockholder vote by the inspector(s) of election at the meeting for such uncontested election. Any director who offers his or her resignation pursuant to this policy will not participate in any discussions, deliberations or actions by either the Nominating Committee or the full Board with respect to his or her own resignation offer, but will otherwise continue to serve as a director unless and until such resignation is accepted and effective.

The Nominating Committee will duly consider and recommend to the full Board whether to accept or reject the resignation offer received from each director who received a majority withhold vote. Following the recommendation of the Nominating Committee, the independent members of the Board will make a determination of the action to take with respect to the offer of resignation, not later than the 90th day immediately succeeding the date of the written certification of the shareholder vote by said inspector(s) of election. The Nominating Committee and the Board will evaluate any such tendered offer of resignation, in accordance with their fiduciary duties to, and in furtherance of the best interests of, the Company and its stockholders. The Board may accept or reject the offer of resignation, or it may decide to pursue additional actions, including, without limitation, the following:

●	allow the director to remain on the Board and continue to serve but not be nominated for re-election to the Board at the next election of directors;
●

defer the acceptance of the resignation until the director vacancy the resignation will create can be filled by the Board with a replacement/successor director meeting all the necessary qualifications and criteria for Company directors and/or satisfying other legal and regulatory requirements with respect to the composition of the Board (for purposes of illustration, such as “independence” requirements established by Securities and Exchange Commission regulations or securities exchange listing requirements); or

●

defer the acceptance of the resignation if it is determined that the underlying cause of the majority withheld vote can be cured by the director or otherwise within a specified period of time (for purposes of illustration, if the majority withhold vote was due to the relevant director receiving such vote serving on the board of directors of another entity, by resigning from such other board).

The Board’s decision will be disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission within four business days after the decision. If the Board has decided to reject the tendered resignation, or to pursue any additional action other than accepting the tendered resignation (as described above or otherwise), then the Current Report on Form 8-K will fully disclose the Board’s reasons for doing so.

Committees of the Board of Directors

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of our committees operates under a written charter, a copy of which is available at our investor relations website located at https://ir.aquametals.com.

Audit Committee

Our Audit Committee currently consists of consists of Vincent L. DiVito, Eric Gangloff and Steven Henderson, with Mr. DiVito serving as Chairperson. The composition of our Audit Committee meets the requirements for independence under current Nasdaq Stock Market listing standards and SEC rules and regulations. Each member of our Audit Committee meets the financial literacy requirements of the Nasdaq Stock Market listing standards. Mr. DiVito is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act. Pursuant to its charter, our Audit Committee will, among other things:

●	select a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

●

discuss the scope and results of the audit with the independent registered public accounting firm, and review, with management and the independent registered public accounting firm, our interim and year-end operating results;

●	develop procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
●	review our policies on risk assessment and risk management;
●	review related-party transactions; and
●	approve (or, as permitted, pre-approve) all audit and all permissible nonaudit services, other than de minimis nonaudit services, to be performed by the independent registered public accounting firm.

Our Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the Nasdaq Stock Market. During the year ended December 31, 2024, our Audit Committee met four times.

Compensation Committee

Our Compensation Committee currently consists of Steven Henderson, Vincent L. DiVito and Eric Gangloff, with Mr. Henderson serving as Chairperson. The composition of our Compensation Committee meets the requirements for independence under the Nasdaq Stock Market listing standards and SEC rules and regulations. Each member of the Compensation Committee is also a nonemployee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, as amended. The purpose of our Compensation Committee is to discharge the responsibilities of our Board relating to compensation of our executive officers. Pursuant to its charter, our Compensation Committee will, among other things:

●	review, approve and determine the compensation of our executive officers;
●	administer our stock and equity incentive plans;
●	make recommendations to our Board regarding director compensation and the establishment and terms of incentive compensation and equity plans; and
●	establish and review general policies relating to compensation and benefits of our employees.

Our chief executive officer may, from time to time, provide input and recommendation to our Compensation Committee concerning the compensation of our other executive officers. Our chief executive officer may also, from to time, attend Compensation Committee meetings, but he is not present during the Committee’s deliberations regarding executive officer compensation. From time to time, our Compensation Committee may use an independent consultant in considering compensation policies and programs for executive officers During 2024, our Compensation Committee retained Pay Governance LLC, a compensation consulting firm, to review and make recommendations concerning the overall compensation of our named executive officers, including severance benefits, along with the structure and terms of our Amended and Restated 2022 Employee Stock Purchase Plan and terms of the Company's short term incentive plan and long term incentive plan. Our Compensation Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the Nasdaq Stock Market. During the year ended December 31, 2024, our Compensation Committee met four times.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Eric Gangloff, Vincent L. DiVito and Steven Henderson, with Mr. Gangloff serving as Chairperson. The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under Nasdaq Stock Market listing standards and SEC rules and regulations. Pursuant to its charter, our Nominating and Corporate Governance Committee will, among other things:

●	identify, evaluate and make recommendations to our Board regarding nominees for election to our board of directors and its committees;
●	evaluate the performance of our Board and of individual directors;
●	consider and make recommendations to our Board regarding the composition of our Board and its committees;

●	review developments in corporate governance practices;
●	evaluate the adequacy of our corporate governance practices and reporting;
●	assist in the development of our executive officers;
●	develop and oversee a plan for succession to the position of Chief Executive Officer and other senior management positions; and
●	develop and make recommendations to our Board regarding corporate governance guidelines and matters.

Our Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age, and having the highest personal integrity and ethics. The committee also considers such factors as diversity, an individual’s business experience and skills, independence, judgment, integrity and ability to commit sufficient time and attention to the activities of the Board, as well as the absence of any potential conflicts with our Company’s interests. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of our company, and the long-term interests of our stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills, and such other factors as it deems appropriate, given the current needs of the Board and our Company, to maintain a balance of knowledge, experience, and capability. Our Nominating and Corporate Governance Committee conducts an annual assessment of the Committee’s charter and the performance of the committee under the charter and the above standards.

Our Nominating and Corporate Governance Committee will consider for directorship candidates nominated by third parties, including stockholders. However, at this time, our Nominating and Corporate Governance Committee does not have a policy with regard to the consideration of director candidates recommended by stockholders. The Nominating and Corporate Governance committee believes that it is in the best position to identify, review, evaluate, and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board. For a third party to suggest a candidate, one should provide our corporate secretary, Judd Merrill, with the name of the candidate, together with a brief biographical sketch and a document indicating the candidate’s willingness to serve if elected.

The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing requirements and rules of the Nasdaq Stock Market. During the year ended December 31, 2024, our Nominating and Corporate Governance Committee met five times.

Board Leadership Structure and Role in Risk Oversight

We have adopted a formal policy pursuant to which the chairman and chief executive officer positions shall be separate in order to effectively separate the roles of chairman and chief executive officer. Vincent L. DiVito currently serves as our non-executive Chairman and the lead independent director of the Board. Our Board has an active role in overseeing our areas of risk. While the full Board has overall responsibility for risk oversight, the Board has assigned certain areas of risk primarily to designated committees, which report back to the full Board.

Process for Stockholders to Send Communications to our Board of Directors

Because we have always maintained open channels of communication with our stockholders, we do not have a formal policy that provides a process for stockholders to send communications to our Board. However, if a stockholder would like to send a communication to our Board, please address the letter to the attention of our corporate secretary, Eric West, and it will be distributed to each director.

Employee, Officer and Director Hedging

We have adopted a policy that no director, officer, employee or consultant of the Company may engage in any short term or speculative transactions involving securities of the Company. These prohibited speculative transactions include short sales, publicly traded options, hedging transactions, margin accounts and pledged securities, and standing and limit orders.

Insider Trading Policy

We have adopted an Insider Trading Policy governing the purchase, sale, and other dispositions of our securities by our directors, officers, employees and consultants, including those persons serving in similar positions with our subsidiaries. Our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us and our directors, officers, employees and consultants. A copy of our Insider Trading Policy is filed as an exhibit to our Annual Report.

Equity Award Grant Policies

Our Compensation Committee reviews and approves annual equity award grants to our executive officers. In doing so, our Compensation Committee takes into account the presence of any material nonpublic information concerning our Company when approving awards of options, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2024, our Compensation Committee did not grant any options to a named executive officer of the Company during the period commencing four business days prior to, and ending one business day following, our disclosure of any material nonpublic information by way of a report filed with the SEC or otherwise.

Compensation Recovery and Clawback Policies

On November 9, 2023, our Board approved the adoption of an Executive Officer Clawback  Policy (the “Clawback Policy”), with an effective date of October 2, 2023, in order to comply with the final clawback rules adopted by the Securities and Exchange Commission under Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended (“Rule 10D-1”), and the listing standards, as set forth in the Nasdaq Listing Rule 5608 (the “Final Clawback Rules”).

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers as defined in Rule 10D-1 (“Covered Officers”) of the Company in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, our Board may recoup from the Covered Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement.

Code of Conduct

We have adopted a code of conduct for all employees, including the chief executive officer, principal financial officer and principal accounting officer or controller, and/or persons performing similar functions, which is available on our website, under the link entitled “Code of Conduct”.

Limitation of Liability of Directors and Indemnification of Directors and Officers

The Delaware General Corporation Law provides that corporations may include a provision in their certificate of incorporation relieving directors of monetary liability for breach of their fiduciary duty as directors, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payment of a dividend or unlawful stock purchase or redemption, or (iv) for any transaction from which the director derived an improper personal benefit. Our First Amended and Restated Certificate of Incorporation provides that directors are not liable to us or our stockholders for monetary damages for breach of their fiduciary duty as directors to the fullest extent permitted by Delaware law. In addition to the foregoing, our Third Amended and Restated Bylaws provide that we may indemnify directors, officers, employees or agents to the fullest extent permitted by law and we have agreed to provide such indemnification to each of our directors.

The above provisions in our First Amended and Restated Certificate of Incorporation and Third Amended and Restated Bylaws and in the written indemnity agreements may have the effect of reducing the likelihood of derivative litigation against directors and may discourage or deter stockholders or management from bringing a lawsuit against directors for breach of their fiduciary duty, even though such an action, if successful, might otherwise have benefited us and our stockholders. However, we believe that the foregoing provisions are necessary to attract and retain qualified persons as directors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

PROPOSAL NO. 2

APPROVAL OF THE POTENTIAL ISSUANCE OF UP TO

$10 MILLION OF OUR ISSUED AND OUTSTANDING COMMON

STOCK PURSUANT TO THE LINCOLN PARK PURCHASE

AGREEMENT

Introduction

On May 15, 2025, we entered into the Lincoln Park Purchase Agreement with Lincoln Park Capital Fund, LLC (“Lincoln Park”) and a related registration rights agreement (the “Registration Rights Agreement”). Pursuant to the Lincoln Park Purchase Agreement, Lincoln Park has agreed to purchase from us up to an aggregate of $10.0 million of shares our common stock. We are submitting this Proposal 2 to our stockholders in order to obtain the requisite stockholder authorization in accordance with Nasdaq listing rules, specifically Rule 5635(d), to issue and sell shares of our common stock to Lincoln Park in excess of 19.99% of the outstanding shares of our common stock as of the date we entered into the Lincoln Park Purchase Agreement. Nothing contained in the Lincoln Park Purchase Agreement obligates us to issue and sell any shares, other than the Commitment Shares (as defined below), and any sales by us under the Lincoln Park Purchase Agreement would be made at our sole election and in our discretion, subject to the terms and satisfaction of the conditions contained in the Lincoln Park Purchase Agreement.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF

THE POTENTIAL ISSUANCE AND SALE OF UP TO $10.0 MILLION

OF OUR COMMON STOCK

PURSUANT TO THE LINCOLN PARK PURCHASE AGREEMENT.

The Lincoln Park Purchase Agreement

Under the terms and subject to the conditions of the Lincoln Park Purchase Agreement, we have the right, but not the obligation, to sell to Lincoln Park, and Lincoln Park is obligated to purchase, up to $10.0 million of shares of common stock. Such sales of common stock by us, if any, are subject to certain limitations, and may occur from time to time, at our sole discretion, over the 24-month period commencing after the satisfaction of certain conditions set forth in the Lincoln Park Purchase Agreement, including the effectiveness of a registration statement that we filed with the SEC in accordance with the terms of the Registration Rights Agreement, pursuant to which we have registered for resale by Lincoln Park 2,000,000 shares of common stock that we may issue and sell under the Lincoln Park Purchase Agreement.

Under the Lincoln Park Purchase Agreement, for a period of up to 24-months following the date on which all applicable conditions have been satisfied, on any business day that we select on which the closing sale price of our common stock equals or exceeds $0.25 per share, we may direct Lincoln Park to purchase up to 20,000 shares of our common stock in a “Regular Purchase” on such business day; provided, however, that (i) the Regular Purchase may be increased to up to 40,000 shares of our common stock if the closing sale price of our common stock is not below $1.00 on the purchase date, (ii) the Regular Purchase may be increased to up to 60,000 shares of our common stock if the closing sale price of our common stock is not below $2.00 on the purchase date and (iii) the Regular Purchase may be increased to up to 80,000 shares of our common stock if the closing sale price of our common stock is not below $3.00 on the purchase date (such share amount limitation, the “Regular Purchase Share Limit”). In each case, Lincoln Park’s maximum commitment in any single Regular Purchase may not exceed $500,000. The Regular Purchase Share Limit is generally subject to proportionate adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction as provided in the Lincoln Park Purchase Agreement.

The purchase price per share for each such Regular Purchase will be equal to the 97% of the lower of: (i) the lowest sale price for our common stock on the purchase date for such Regular Purchase; and (ii) the arithmetic average of the three lowest closing sale prices for our common stock during the 10 consecutive business days ending on the business day immediately preceding the purchase date for such Regular Purchase.

In addition to Regular Purchases described above, on any purchase date for a Regular Purchase on which we have properly submitted a Regular Purchase notice directing Lincoln Park to purchase the maximum number of shares of our common stock that we are then permitted to include in a single Regular Purchase notice (and provided all shares of common stock subject to all prior Regular Purchases, Accelerated Purchases (as defined below) and Additional Accelerated Purchases (as defined below) that we have effected under the Lincoln Park Purchase Agreement prior to such purchase date, if any, have been received by Lincoln Park before we deliver notice to Lincoln Park for such Accelerated Purchase in accordance with the Lincoln Park Purchase Agreement), we may, by written notice delivered by us to Lincoln Park simultaneously with such Regular Purchase notice for such corresponding Regular Purchase, direct Lincoln Park to purchase an additional amount of our common stock, which we refer to as an “Accelerated Purchase,” on the next business day following such purchase date for such corresponding Regular Purchase, which we refer to as the “Accelerated Purchase Date,” not to exceed the lesser of: (i) 30% of the aggregate number of shares of our common stock traded during all or, if certain trading volume or market price thresholds specified in the Lincoln Park Purchase Agreement are crossed on the applicable Accelerated Purchase Date, the portion of the normal trading hours the applicable Accelerated Purchase Date prior to such time that any one of such thresholds is crossed, which period of time on the applicable Accelerated Purchase Date we refer to as the “Accelerated Purchase Measurement Period”; and (ii) 300% of the number of shares of common stock purchased pursuant to the corresponding Regular Purchase.

The purchase price per share for the shares of common stock subject to an Accelerated Purchase will be equal to 97% of the lower of: (i) the volume weighted average price of our common stock during the Accelerated Purchase Measurement Period on the applicable Accelerated Purchase Date; and (ii) the closing sale price of our common stock on the applicable Accelerated Purchase Date.

We may also direct Lincoln Park, by written notice delivered to Lincoln Park not later than 1:00 p.m., Eastern time, on an Accelerated Purchase Date (and provided all shares of common stock subject to all prior Regular Purchases, Accelerated Purchases and Additional Accelerated Purchases that we have effected under the Lincoln Park Purchase Agreement, including those prior Accelerated Purchases and Additional Accelerated Purchases effected on the same Accelerated Purchase Date as the applicable Additional Accelerated Purchase, if any, have been received by Lincoln Park in accordance with the Lincoln Park Purchase Agreement before we deliver notice to Lincoln Park for such Additional Accelerated Purchase), to purchase an additional amount of our common stock on such same Accelerated Purchase Date, which we refer to as an “Additional Accelerated Purchase,” of up to the lesser of: (i) 30% of the aggregate number of shares of our common stock traded during the portion of the normal trading hours on the applicable Accelerated Purchase Date determined in accordance with the Lincoln Park Purchase Agreement, which period of time on the applicable Accelerated Purchase Date we refer to as the Additional Accelerated Purchase Measurement Period; and (ii) three times the number of purchase shares purchased pursuant to the Regular Purchase corresponding to the Accelerated Purchase that was completed on such Accelerated Purchase date on which an Additional Accelerated Purchase notice was properly received.

The purchase price per share for the shares subject to an Additional Accelerated Purchase will be equal to 97% of the lower of: (i) the volume weighted average price of our common stock during the applicable Additional Accelerated Purchase Measurement Period for such Additional Accelerated Purchase; and (ii) the closing sale price of our common stock on the applicable same Accelerated Purchase Date.

As consideration for Lincoln Park’s commitment to purchase shares of common stock in accordance with the Lincoln Park Purchase Agreement, the Company issued 227,175 shares of common stock to Lincoln Park as a commitment fee (the “Commitment Shares”).

In all instances, we may not sell shares of our common stock to Lincoln Park under the Lincoln Park Purchase Agreement if it would result in Lincoln Park beneficially owning more than 4.99% of our common stock. There are no upper limits on the price per share that Lincoln Park must pay for shares of common stock.

We currently intend to use the net proceeds from the sale of common stock to Lincoln Park for general corporate purposes.

Requirement to Seek Stockholder Approval

As a result of the listing of our common stock on The Nasdaq Capital Market, issuances of our common stock are subject to the Nasdaq Listing Rules, including Rule 5635(d), which requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of more than 19.99% of our outstanding shares of our common stock (or securities convertible into or exercisable for shares of our common stock) at a price less than the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Nasdaq 20% Rule”).

Under the Nasdaq 20% Rule, in no event may we issue or sell to Lincoln Park under the Lincoln Park Purchase Agreement more than 19.99% of the shares of our common stock outstanding immediately prior to the execution of the Lincoln Park Purchase Agreement (which was 1,888,276 shares, based on 9,466,105 of our shares outstanding immediately prior to the execution of the Lincoln Park Purchase Agreement) (the “Exchange Cap”), unless (i) the Company first obtains stockholder approval to issue shares of common stock in excess of the Exchange Cap in accordance with applicable Nasdaq listing rules, or (ii) at the time the Company has issued shares of common stock equal to the Exchange Cap and at all times thereafter, the average price per share of common stock for all shares of common stock sold by the Company to Lincoln Park under the Lincoln Park Purchase Agreement equals or exceeds $1.1617 per share (representing the lower of the official closing price of the common stock on Nasdaq on the trading day immediately preceding the date of the Lincoln Park Purchase Agreement and the average official closing price of the common stock on Nasdaq for the five consecutive trading days ending on the trading day immediately preceding the date of the Lincoln Park Purchase Agreement, as adjusted under applicable Nasdaq rules to take into account the issuance of the Commitment Shares) (the “LP Minimum Price”), such that the Exchange Cap limitation would no longer apply to issuances and sales of common stock by the Company to Lincoln Park under the Lincoln Park Purchase Agreement under the Nasdaq 20% Rule. In any event, the Lincoln Park Purchase Agreement specifically provides that we may not issue or sell any shares of our common stock under the Lincoln Park Purchase Agreement if such issuance or sale would breach any applicable Nasdaq rules.

Based on the closing sale price of our common stock as reported on Nasdaq on June 5, 2025, to fully utilize the $10 million amount available to us under the Lincoln Park Purchase Agreement, we would need to issue 13,698,630 shares of common stock to Lincoln Park, which would be in excess of the Nasdaq 20% Rule. Accordingly, in order to be able to sell to Lincoln Park the full amount available under the Lincoln Park Purchase Agreement at a price less than the LP Minimum Price, we are seeking stockholder approval to issue greater than 20% of our outstanding shares as of the date we entered into the agreement with Lincoln Park, which issuance would be effected under the Lincoln Park Purchase Agreement in accordance with its terms.

Effect of Failure to Obtain Stockholder Approval

If the stockholders do not approve this Proposal No. 2, then we will be unable to issue shares of common stock to Lincoln Park pursuant to the Lincoln Park Purchase Agreement in excess of the Exchange Cap if sold at a price less than the LP Minimum Price.

Effect of Approval

If we obtain stockholder approval as requested in this Proposal No. 2, then we would no longer be subject to the Nasdaq 20% Rule restriction with respect to the issuance and sale of common stock to Lincoln Park under the Lincoln Park Purchase Agreement. If this Proposal No. 2 is approved by our stockholders, we would be able to issue more than the Exchange Cap (or 1,888,276 shares) to Lincoln Park under the Lincoln Park Purchase Agreement at a price less than the LP Minimum Price. The maximum number of shares of common stock that we may issue and sell to Lincoln Park under the Lincoln Park Purchase Agreement would fluctuate from time to time based on the price of our common stock. Assuming that our stockholders approve this Proposal No. 2, and assuming and the total number of shares issuable under the Lincoln Park Purchase Agreement were issued on June 5, 2025 at the closing price on that date, a total of 13,698,630 additional shares of common stock would be issuable to Lincoln Park, which have an approximate value of $10 million.

In addition, these additional shares of common stock that we could issue to Lincoln Park will result in greater dilution to existing stockholders and may result in a decline in our stock price or greater price volatility. Each such additional share of common stock that would be issuable to Lincoln Park under the Lincoln Park Purchase Agreement would have the same rights and privileges as each share of our currently authorized common stock.

Vote Required and Recommendation of the Board of Directors

If a quorum is present, approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the potential issuance and sale of more than 20% of the Company’s issued and outstanding common stock pursuant to the Lincoln Park Purchase Agreement requires that a majority of the votes cast at the Annual Meeting are cast “FOR” approval.

PROPOSAL NO. 3

THE REVERSE SPLIT PROPOSAL

Introduction

Our Board has determined that it is advisable and in the best interests of us and our stockholders, for us to adopt the Reverse Split Amendment to the Certificate of Incorporation, to authorize our Board to effect the Reverse Split of our issued and outstanding shares of common stock at a specific ratio (the “Final Split Ratio”), ranging from one-for-two (1:2) to one-for-ten (1:10) (the “Approved Split Ratios”), to be determined by our Board and announced by the Company before the effectiveness of the Reverse Split Amendment. A vote for this Proposal 3 will constitute approval of the Reverse Split that, once authorized by our Board and effected by filing the Reverse Split Amendment with the Secretary of State of the State of Delaware, will reclassify and combine between every two to ten shares of our common stock into one share of our common stock.

If implemented, the Reverse Split will have the effect of decreasing the number of shares of our common stock issued and outstanding. We are not seeking a proportional reduction of the authorized shares of the Company’s common stock in connection with the Reverse Split; therefore, the Reverse Split will result in an effective increase in the authorized number of shares of our common stock available for issuance in the future.

Stockholders are asked to approve the Reverse Split Amendment set forth in APPENDIX A to effect the Reverse Split consistent with those terms set forth in this Proposal 3, and to grant authorization to our Board to determine, in its sole discretion, whether or not to implement the Reverse Split, as well as the Final Split Ratio within the range of the Approved Split Ratios. The text of Appendix A remains subject to completion of certain information, including the Final Split Ratio within the Approved Split Ratios, the date of our Board’s determination of the Final Split Ratio, and the date of the Company’s announcement of the Final Split Ratio, as identified on Appendix A.

If approved by the affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote on this proposal, the Reverse Split would be effected on the Final Split Ratio approved by our Board prior to the one-year anniversary date of the Annual Meeting and would become effective upon the time specified in the Reverse Split Amendment as filed with the Secretary of State of the State of Delaware. Our Board reserves the right to elect to abandon the Reverse Split if it determines, in its sole discretion, that the Reverse Split is no longer in the best interests of us and our stockholders.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE REVERSE SPLIT PROPOSAL.

Purpose and Rationale for the Reverse Split

Avoid Delisting from the Nasdaq.    Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”) requires a minimum bid price of $1.00 per share for continued listing on The Nasdaq Stock Market LLC (“Nasdaq”). Prior to January 2025, a Nasdaq listed company that failed to maintain a minimum closing bid price of $1.00 per share for 30 consecutive trading days would receive a deficiency letter from the Listing Qualifications Department (the “Staff”) of the Nasdaq, but, as a general rule, would also be provided a compliance period of at least 180 calendar days from the date of the deficiency notice to regain compliance. In January 2025, the SEC approved certain changes to the Nasdaq Listing Rule concerning the Minimum Bid Price Requirement. Among the rule changes, a Nasdaq listed company that has conducted a reverse split within the last 12 months will no longer be given an automatic 180 day grace period to regain compliance with the Minimum Bid Price Requirement and, instead, will be subject to automatic delisting, subject to the listed company’s right to appeal. Because our common stock has been trading at or below $1.00 per share for the weeks preceding the date of this proxy statement, and we conducted a reverse split within the last 12 months, our Board believes it prudent to initiate the process of obtaining authorization to conduct a further reverse split of our common stock, should it become necessary, prior to our receipt of any deficiency notice from the Nasdaq.

Failure to approve the Reverse Split may potentially have serious, adverse effects on us and our stockholders. Our common stock could be delisted from the Nasdaq because shares of our common stock may continue to trade below the requisite $1.00 per share price needed to maintain our listing in accordance with the Minimum Bid Price Requirement. Our shares may then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets. In that event, our common stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and may be avoided by retail and institutional investors, resulting in the impaired liquidity of our common stock.

As of June 5, 2025, our common stock closed at $0.73 per share on the Nasdaq Capital Market. The Reverse Split, if effected, would have the immediate effect of increasing the price of our common stock as reported on the Nasdaq, therefore reducing the risk that our common stock could be delisted from the Nasdaq.

Our Board strongly believes that the authorization to conduct a Reverse Split may be necessary to maintain our listing on the Nasdaq. Accordingly, our Board has approved resolutions proposing the Reverse Split Amendment to authorize, and, if appropriate, effect the Reverse Split and directed that it be submitted to our stockholders for approval at the Annual Meeting.

Management and our Board have considered the potential harm to us and our stockholders should the Nasdaq delist our common stock from trading. Delisting could adversely affect the liquidity of our common stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons.

Other Effects.    Our Board also believes that the increased market price of our common stock expected as a result of implementing the Reverse Split could improve the marketability and liquidity of our common stock and will encourage greater investor interest and trading in our common stock. The Reverse Split, if effected, could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our common stock. The Reverse Split could help increase analyst and broker’s interest in our common stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.

Our Board does not intend for this transaction to be the first step in a series of plans or proposals to effect a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition, because the number of authorized shares of our common stock will not be reduced, the Reverse Split will result in an effective increase in the authorized number of shares of our common stock. The effect of the relative increase in the amount of authorized and unissued shares of our common stock would allow us to issue additional shares of common stock in connection with future financings, employee and director benefit programs and other desirable corporate activities, without requiring our stockholders to approve an increase in the authorized number of shares of common stock each time such an action is contemplated.

Risks of the Reverse Split

We cannot assure you that the Reverse Split will increase the price of our common stock and have the desired effect of maintaining compliance with the Nasdaq.

If the Reverse Split is implemented, our Board expects that it will increase the market price of our common stock so that we are able to maintain compliance with the Nasdaq Minimum Bid Price Requirement. However, the effect of the Reverse Split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances is varied. It is possible that (i) the per share price of our common stock after the Reverse Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Split, (ii) the market price per post-Reverse Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, or (iii) the Reverse Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if the Reverse Split is implemented, the market price of our common stock may decrease due to factors unrelated to the Reverse Split. In any case, the market price of our common stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Split is consummated and the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Split. Even if the market price per post-Reverse Split share of our common stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including the Nasdaq requirements related to the minimum number of shares that must be in the public float and the minimum market value of the public float.

A decline in the market price of our common stock after the Reverse Split is implemented may result in a greater percentage decline than would occur in the absence of the Reverse Split.

If the Reverse Split is implemented and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Split. The market price of our common stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of common stock outstanding.

The Reverse Split may decrease the liquidity of our common stock.

The liquidity of our common stock may be harmed by the Reverse Split given the reduced number of shares of common stock that would be outstanding after the Reverse Split, particularly if the stock price does not increase as a result of the Reverse Split.

The Reverse Split may result in future dilution to our stockholders.

The Reverse Split will reduce the number of outstanding shares of our common stock without a proportionate reduction in the number of shares of authorized but unissued common stock in the Certificate of Incorporation, which will give the Company a larger number of authorized shares available to be issued in the future without further stockholder action, except as may be required by applicable laws or the rules of any stock exchange on which our common stock is listed. The issuance of additional shares of our common stock may have a dilutive effect on the ownership of existing stockholders.

Determination of the Ratio for the Reverse Split

If Proposal 3 is approved by stockholders and our Board determines that it is in the best interests of the Company and its stockholders to move forward with the Reverse Split, the ratio on which the Reverse Split will be effected will be a ratio within the Approved Split Ratios to be selected by our Board, in its sole discretion, and announced by the Company before the effectiveness of the Reverse Split Amendment. However, the Approved Split Ratio will not be less than a ratio of one-for-two (1:2) or exceed a ratio of one-for-ten (1:10). In determining the Approved Split Ratio to use as the Final Split Ratio, our Board will consider numerous factors, including the historical and projected performance of our common stock, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our common stock in the period following the effectiveness of the Reverse Split. Our Board will also consider the impact of the Approved Split Ratios on investor interest. The purpose of selecting a range is to give our Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of common stock issued and outstanding as of June 5, 2025, after completion of the Reverse Split, we will have between 4,723,053 and 944,611 shares of common stock issued and outstanding, depending on the Final Split Ratio selected by our Board.

Principal Effects of the Reverse Split

After the effective date of the Reverse Split, each stockholder will own a reduced number of shares of common stock. Except for adjustments that may result from the treatment of fractional shares as described below, the proposed Reverse Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by the Reverse Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to a Reverse Split would continue to hold 2% of the voting power of the outstanding shares of our common stock immediately after such Reverse Split. The number of stockholders of record also will not be affected by the Reverse Split, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the Reverse Split.

The following table contains approximate number of issued and outstanding shares of common stock, and the estimated per share trading price following a 1:2 to 1:10 Reverse Split, without giving effect to any adjustments for fractional shares of common stock or the issuance of any derivative securities, as of June 5, 2025.

After Each Reverse Split Ratio

	Current	1:2	1:5	1:10
Common Stock Authorized	300,000,000	300,000,000	300,000,000	300,000,000
Common Stock Issued and Outstanding	9,446,105	4,723,053	1,889,221	944,611
Number of Shares of Common Stock Reserved for Issuance (1)	4,142,497	2,071,249	828,499	414,450
Number of Shares of Common Stock Authorized but Unissued and Unreserved	286,411,398	293,205,698	297,282,880	298,640,939
Price per share, based on the closing price of our common stock on June 5, 2025	$0.73	$1.46	$3.65	$7.30

(1) Includes (i) 1,350,039 shares of our common stock issuable upon vesting of outstanding restricted stock units as of June 5, 2025; (ii) warrants to purchase an aggregate of 1,823,856 shares of our common stock with a weighted average exercise price of $5.72 per share as of June 5, 2025, and (iii) 968,602 shares of our common stock reserved for future issuance under our 2019 Stock Incentive Plan, Officer and Director Share Purchase Plan and 2022 Employee Stock Purchase Plan.

After the effective date of the Reverse Split, our common stock would have a new committee on uniform securities identification procedures (CUSIP) number, a number used to identify our common stock.

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our common stock under the Exchange Act. Our common stock would continue to be reported on the Nasdaq Capital Market under the symbol “AQMS.”

Effect on Outstanding Derivative Securities

The Reverse Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the vesting, exercise or conversion of the outstanding derivative securities issued by us, in accordance with the Final Split Ratio. The adjustments to such securities, as required by the Reverse Split and in accordance with the Final Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise or conversion, immediately following the Reverse Split as was the case immediately preceding the Reverse Split.

Effect on the Company’s Stock Plans

As of June 5, 2025, we had 1,350,039 shares of our common stock issuable upon vesting of outstanding restricted stock units under our 2019 Stock Incentive Plan, and a total of 968,602 shares of our common stock reserved for future issuance under our 2019 Stock Incentive Plan, Officer and Director Share Purchase Plan and 2022 Employee Stock Purchase Plan (collectively, the “Plans”). Pursuant to the terms of the Plans, our Board, or a designated committee thereof, as applicable, will adjust the number of shares of common stock underlying outstanding awards and other terms of outstanding awards issued pursuant to the Plans to equitably reflect the effects of the Reverse Split. The number of shares available for future grant under the Plans will be similarly adjusted.

Effective Date

The Reverse Split would become effective at the time of filing of the Reverse Split Amendment with the office of the Secretary of State of the State of Delaware. At the effective time of the Reverse Split Amendment, issued and outstanding shares of common stock and any shares of common stock held in treasury, in each case, immediately prior thereto will be reclassified and combined, automatically and without any action on the part of our stockholders, into new shares of common stock in accordance with the Final Split Ratio set forth in this Proposal 3. If the Reverse Split Amendment is not approved by our stockholders, the Reverse Split will not occur. Even if the Reverse Split Amendment is approved by our stockholders, our Board, in its sole discretion, may determine to abandon the Reverse Split Amendment, in which case the Reverse Split will not occur.

Treatment of Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the Reverse Split, we will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of our common stock on the Nasdaq Capital Market during regular trading hours for the five consecutive trading days immediately preceding the effective date of the Reverse Split (with such average closing sales prices being adjusted to give effect to the Reverse Split). After the Reverse Split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.

Upon stockholder approval of this Proposal 3, if our Board elects to implement the proposed Reverse Split, stockholders owning fractional shares will be paid out in cash for such fractional shares. For example, assuming our Board elected a Final Split Ratio of 1:10, if a stockholder held 221 shares of common stock immediately prior to the Reverse Split, then such stockholder would be paid in cash for the one-tenth fractional share of common stock but will maintain ownership of the remaining share of common stock.

Record and Beneficial Stockholders

If the Reverse Split is authorized by our stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares of common stock electronically in book-entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of common stock they hold after the Reverse Split along with payment in lieu of any fractional shares. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation and making payment for fractional shares than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If the Reverse Split is authorized by the stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the Reverse Split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Split shares in exchange for post-Reverse Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the Reverse Split would continue to be valid and would represent the adjusted number of whole shares based on the approved exchange ratio of the Reverse Split selected by our Board. No new post-Reverse Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND
SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of common stock would remain unchanged at $0.001 per share after the Reverse Split. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionally, based on the Final Split Ratio selected by our Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. The shares of common stock held in treasury, if any, will also be reduced proportionately based on the Final Split Ratio selected by our Board. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-Reverse Split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Split.

Material Federal U.S. Income Tax Consequences of the Reverse Split

The following is a summary of certain material U.S. federal income tax consequences of a Reverse Split to our stockholders. The summary is based on the Internal Revenue Code of 1986, as amended, or the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a Reverse Split. This discussion only addresses stockholders who hold common stock as capital assets. It does not purport to be complete and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-Reverse Split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-Reverse Split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Split, whether or not they are in connection with the Reverse Split.

In general, the federal income tax consequences of a Reverse Split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of common stock in exchange for their old shares of common stock. We believe that because the Reverse Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Split should have the following federal income tax effects. The Reverse Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A stockholder who receives solely a reduced number of shares of common stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of common stock will equal the stockholder’s basis in its old shares of common stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A stockholder that, pursuant to the proposed Reverse Split, receives cash in lieu of a fractional share of our common stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the stockholder’s aggregate adjusted tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Reverse Split shares were held for one year or less at the effective time of the Reverse Split and long term if held for more than one year. Stockholders should consult their own tax advisors regarding the tax consequences to them of a payment for fractional shares.

We will not recognize any gain or loss as a result of the proposed Reverse Split.

A stockholder of our common stock may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the proposed Reverse Split. A stockholder of our common stock will be subject to backup withholding if such stockholder is not otherwise exempt and such stockholder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the Internal Revenue Service. Stockholders of our common stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Vote Required

Proposal 3, to approve the Reverse Split Amendment to the Company’s Certificate of Incorporation to effect the Reverse Split of our issued and outstanding shares of common stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-ten (1:10), with the exact ratio within such range to be determined by our Board and announced by the Company before the effectiveness of the Reverse Split Amendment, will require the affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote on this proposal. Abstentions and broker non-votes will, other than for purposes of determining a quorum, not be counted either for or against this proposal. Approval of Proposal 3 by the Company’s stockholders includes approval that, at any time prior to the effectiveness of the filing of the Reverse Split Amendment with the Secretary of State of the State of Delaware, notwithstanding authorization of the Reverse Split Amendment by the Company’s stockholders, our Board may abandon the Reverse Split Amendment without further action by the Company’s stockholders.

PROPOSAL NO. 4

AUTHORIZE AND APPROVE AN AMENDMENT

TO OUR 2019 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF

SHARES OF COMMON STOCK RESERVED UNDER THE PLAN

Introduction

Rule 5635(c) of the Nasdaq Listing Rules requires stockholder approval for the establishment or material amendment of any equity compensation arrangement, with limited exceptions. We are seeking the approval of our stockholders in accordance with Rule 5635(c) of the Nasdaq Listing Rules for of an amendment to our 2019 Stock Incentive Plan (the “2019 Plan”) to increase the number of shares under the 2019 Plan. Our Board has approved the amendment to the 2019 Plan and recommends the approval of the amendment to the 2019 Plan by our stockholders.

The 2019 Plan was originally adopted by our stockholders on March 27, 2019 and, at that time, we initially reserved 225,000 shares of our common stock under the 2019 Plan, which through subsequent amendments to the 2019 Plan has been increased to 1,400,000 shares of our common stock. As of June 5, 2025, we have issued, or reserved for issuance pursuant to outstanding equity awards, a total of 1,350,039 shares of common stock under the 2019 Plan, excluding, as described below, 734,577 share of common stock issuable upon settlement of Restrcited Stock Units that are subject to the approval of the amendment of our 2019 Plan.

Our Board has reviewed the 2019 Plan and the lack of available shares thereunder and determined that the 2019 Plan requires additional shares to provide the flexibility with respect to stock-based compensation that our Board believes is necessary to establish appropriate long-term incentives to achieve our objectives. Our Board believes that it is advisable to increase the share limit in the 2019 Plan by 2,600,000 shares, from 1,400,000 shares to 4,000,000 shares, in order to attract and compensate employees, officers, directors and others upon whose judgment, initiative and effort we depend. The issuance of common shares and stock options to eligible participants is designed to align the interests of such participants with those of our stockholders.

The 2019 Plan increases the number of shares of common stock that may be issued under the 2019 Plan by 2,600,000 shares, or approximately 28% of the 9,446,105 shares of common stock outstanding on June 5, 2025. The closing price per-share of our common stock on June 5, 2025 was 0.73. The major features of the 2019 Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the 2019 Plan, a copy of which is attached to this Proxy Statement as APPENDIX B.

During 2024 and 2025 the Compensation Committee of our Board approved the issuance of an aggregate of 734,5777 Restricted Stock Units, or RSUs, over and above the numbers of shares of common stock available for issuance under the 2029 Plan, including 173,911 RSUs to our independent directors, 497,963 RSUs  to our executive officers and 62,703 RSUs to other employees of the Company, subject to and conditioned upon the approval of the amendment to the 2019 Plan to increase the number of shares under the 2019 Plan. The RSUs approved for issuance by our Compensation Committee, subject to the stockholders’ approval of the amendment of the 2019 Plan, are as follows:

Name and Position of Grantee	Dollar Value	Number of RSUs
Vincent L. DiVito, Director	$75,000	65,217
Steve Henderson, Director	$50,000	54,347
Eric Gangloff, Director	$50,000	54,347
Stephen Cotton, CEO	$406,452	215,085
Judd Merrill, CFO	$212,410	108,784
Eric West, CFO	$98,000	100,000
Ben Taecker, COO	$147,324	74,094
Non-Executive Director Group	$175,000	173,911
Executive Group (four officers)	$495,963	497,963
Non-Executive Officer Employees (four persons)	$142,080	62,703

(1) Dollar amounts reflect the aggregate fair value of each RSU award computed in accordance with the provisions of FASB ASC Topic 718, using the closing price of our common stock on the date of approval by the Compensation Committee.

The aforementioned RSU grants were awarded by the Compensation Committee of our Board, however, the RSUs provide that they shall not settle and no shares of our common stock will be issued thereunder, unless and until our stockholders approve the proposed amendment to the 2019 Plan at this Annual Meeting. Subject to the approval of the amendment to the 2019 Plan by our stockholders at this Annual Meeting, the RSUs will be subject to settlement based on their terms. If our stockholders do not approve the amendment to the 2019 Plan at this Annual Meeting, the RSUs will terminate. Each RSU shall entitle its holder to receive one share of our common stock upon settlement of the RSU. 173,911 RSUs will settle in four equal semi-annual installments over a 12 month period, 417,197 RSUs will settle in six equal semi-annual installments over a three year period and 143,469 RSU's will vest on six months after the grant date. All RSU's are subject to the recipient’s continuation of service to our Company. The income tax consequences to the Company and the holders of the RSUs of the grant and settlement of the RSUs are summarized below under “U.S. Income Tax Consequences – Restricted Stock Units.”

Vote Required

The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting is required for the approval of an amendment to the Company’s 2019 Stock Incentive Plan to increase the number of shares of common stock reserved under the plan. In the event of any broker non-votes or abstentions in connection with Proposal No. 4, such broker non-votes and abstentions will be counted as not present and these shares will be deducted from the total shares of which a majority is required.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” AN AMENDMENT

TO OUR 2019 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF

SHARES OF COMMON STOCK RESERVED UNDER THE PLAN

General

The 2019 Plan is intended to advance the interests of the Company and our stockholders by enabling us to attract and retain qualified individuals through opportunities for equity participation, and to reward those individuals who contribute to the achievement of our economic objectives. The 2019 Plan allows us to award eligible recipients incentive awards, consisting of:

●	options to purchase shares of our common stock, which may be “incentive options” that qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code;
●	“non-statutory stock options” that do not qualify as incentive options;
●	“restricted stock awards” which are shares of common stock that are subject to certain forfeiture and transferability restrictions;
●	“restricted stock units,” which are contractual obligations to issue shares of common stock to participants once vesting criteria are satisfied; and
●	“performance stock awards” which are shares of common stock or cash that may be subject to the future achievement of certain performance criteria or be free of any performance or vesting.

All of our employees and any subsidiary employees (including officers and directors who are also employees), as well as all of our non-employee directors and other consultants, advisors and other persons with whom we have a relationship will be eligible to receive incentive awards under the Plan. As of June 5, 2025, there were approximately 12 employees, three non-employee directors and an indeterminate number of consultants, advisors or other persons with whom we have a relationship eligible to participate in the 2019 Plan.

Shares that are issued under the 2019 Plan or that are subject to outstanding incentive awards reduce the number of shares remaining available under the Plan. Any shares subject to an incentive award that lapses, expires, is forfeited, terminates unexercised or unvested, or is settled or paid in cash or other consideration will automatically again become available for issuance under the Plan.

If the exercise price of any option or any associated tax withholding obligations are paid by a participant’s tender or attestation as to ownership of shares (as described below), or if tax withholding obligations are satisfied by the Company withholding shares otherwise issuable upon exercise of an option, only the net number of shares issued will reduce the number of shares remaining available under the Plan.

In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the corporate structure or shares of the Company, appropriate adjustment will be made to:

●	the number and kind of securities available for issuance under the Plan;

●	the limits on the numbers of shares that may be granted to a participant within any fiscal year or that may be granted as restricted stock awards under the Plan; and
●	in order to prevent dilution or enlargement of the rights of participants, the number, kind and, where applicable, the exercise price of securities subject to outstanding incentive awards.

Administration

The 2019 Plan will be administered by our Compensation Committee. We refer to the Compensation Committee administering the 2019 Plan as the “Committee.”

The Committee has the authority to determine all necessary or desirable provisions of incentive awards, including, the eligible recipients who will be granted one or more incentive awards under the Plan, the nature and extent of the incentive awards to be made to each participant, the time or times when incentive awards will be granted, the duration of each incentive award, and payment or vesting restrictions and other conditions. The Committee has the authority to amend or modify the terms of outstanding incentive awards (including any “repricing” of options) so long as the amended or modified terms are permitted under the 2019 Plan and any affected participant has consented to the amendment or modification.

The 2019 Plan became effective on February 12, 2019 and, unless terminated earlier, the 2019 Plan will terminate at midnight on February 12, 2029. Incentive awards outstanding at the time the 2019 Plan is terminated may continue to be exercised, or become free of restriction, according to their terms. The Board may suspend or terminate the 2019 Plan or any portion of the 2019 Plan at any time, and may amend the 2019 Plan from time to time to conform incentive awards to any change in applicable laws or regulations or in any other respect that the board may deem to be in our best interests. However, no amendments to the 2019 Plan will be effective without stockholder approval if it is required under Section 422 of the Internal Revenue Code or the Listing Rules of the Nasdaq.

Termination, suspension or amendment of the 2019 Plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in capitalization or a “change in control,” discussed below.

In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or encumbrance. However, the Committee may permit a participant to transfer of all or a portion of a non-statutory stock option, other than for value, to certain family members or related family trusts, foundations or partnerships. Any permitted transferee of a non-statutory stock option will remain subject to all the terms and conditions of the incentive award applicable to the participant.

Options

The exercise price of an incentive stock option may not be less than 100% of the fair market value of a share of our common stock on the option grant date (or 110% if the participant beneficially owns more than 10% of our outstanding stock). Under the Plan, “fair market value” means the average of the reported high and low sale prices of a share of our common stock during the regular daily trading session on the Nasdaq Stock Market.

In general, the 2019 Plan requires a participant to pay an option’s exercise price in cash. The Committee may, however, allow exercise payments to be made, in whole or in part, by delivery of a broker exercise notice (pursuant to which a broker or dealer is irrevocably instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to the company), by tender or attestation as to ownership of shares of common stock that have been held for the period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee, or by a combination of such methods. Any shares of common stock tendered or covered by an attestation will be valued at their fair market value on the exercise date.

The aggregate fair market value of shares of common stock with respect to which incentive stock options may become exercisable by a participant for the first time during any calendar year (and under all “incentive stock option” plans of the company or any subsidiary) may not exceed $100,000. Any incentive stock options in excess of this amount will be treated as non-statutory stock options. Options may be exercised in whole or in installments, as determined by the Committee, and the Committee may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by the Company or a subsidiary for a certain period. An option may not remain exercisable after 10 years from its date of grant (or five years from its date of grant if the participant beneficially owns more than 10% of our outstanding stock).

Restricted Stock Awards

A restricted stock award is an award of common stock vesting at such times and in such installments as may be determined by the Committee and, until it vests, that is subject to restrictions on transferability and the possibility of forfeiture. Restricted stock awards may be subject to any restrictions or vesting conditions that the Committee deems appropriate, including that the participant remain continuously employed by the Company or a subsidiary for a certain period.

Unless the Committee determines otherwise, any dividends (other than regular quarterly cash dividends) or distributions paid with respect to shares of common stock subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the shares to which such dividends or distributions relate. Holders of restricted stock awards will have the same voting rights as holders of unrestricted common stock.

Restricted Stock Units

A restricted stock unit is an award that represents a promise to issue to the participant shares of common stock once certain criteria specified in the award are satisfied. The criteria may be that the participant remain employed until a specified date or dates or that various performance objectives are satisfied. No stock ownership rights are conferred upon the participant until the restricted stock unit awards are settled upon the satisfaction of the specified criteria.

Performance Awards

The 2019 Plan permits the grant of performance-based stock and cash awards. The Committee may structure awards so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period.

The Committee may establish performance goals by selecting from one or more performance criteria set forth in the Plan, including, but not limited to: earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholders’ equity; return on assets, investment, or capital employed; stock price margin (including gross margin); income (before or after taxes); operating income (before or after taxes); pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added; market share; cash flow (including cash flow per share); share price performance; debt reduction; strategic partnerships and transactions; stockholders’ equity; capital expenditures; operating profit or net operating profit; growth of net income or operating income; budget management; plant performance, contribution margin and other measures of performance selected by the Committee.

Change in Control of the Company

In the event a “change in control” of the Company occurs, then, if approved by the Committee (either at the time of the grant of the incentive award or at any time thereafter):

●	outstanding options that may become immediately exercisable in full and will remain exercisable in accordance with their terms,
●	outstanding restricted stock awards and restricted stock units may become immediately fully vested and non-forfeitable; and
●	any conditions to the issuance of cash or shares of common stock pursuant to performance awards may lapse.

The Committee may also determine that some or all participants holding outstanding options will receive shares or a cash payment equal to the excess of the fair market value of the option shares immediately prior to the effective date of the change in control over the exercise price per share of the options (or, in the event that there is no excess, that such options will be terminated).

For purposes of the 2019 Plan a “change in control” of the Company generally occurs if:

●	all or substantially all of our assets are sold, leased, exchanged or transferred to any successor;
●	our stockholders approve any plan or proposal to liquidate or dissolve the Company;
●

a person previously unaffiliated with our Company, other than a bona fide underwriter in a securities offering, becomes the beneficial owner of 25% or more, but not 50% or more, of our outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction has been approved in advance by “continuity directors,” who are members of our Board at the time of the Annual Meeting or whose nomination for election meets certain approval requirements related to continuity with our current board;

●	we are a party to a merger or consolidation that results in our stockholders beneficially owning securities representing:
●

50% or more, but less than 80%, of the combined voting power ordinarily having the right to vote at elections of directors of the surviving corporation, unless such merger was approved by our continuity directors; or

●	less than 50% of the combined voting power ordinarily having the right to vote at elections of directors of the surviving corporation (regardless of any approval by the continuity directors); or
●	the continuity directors cease to constitute at least a majority of our Board.

Effect of Termination of Employment or Other Service

If a participant ceases to be employed by (or provide services to) the Company and all subsidiaries, all of the participant’s incentive awards will terminate as set forth below (unless modified by the Committee in its discretion as described below).

Upon termination due to death or disability, all outstanding options then held by the participant will, to the extent exercisable as of such termination, remain exercisable for a period of six (6) months after such termination (but in no event after the expiration date of any such option), and all restricted stock awards then held by the participant that have not vested as of such termination will be terminated and forfeited; and outstanding performance awards then held by the participant that have not vested as of such termination will be terminated and forfeited.

Upon termination for any reason other than death or disability (including retirement), all outstanding options will remain exercisable to the extent exercisable as of such termination for a period of three months thereafter (but in no event after the expiration date of any such option), all unvested restricted stock awards and performance awards will be terminated. However, if a participant’s termination is due to “cause” (as defined in the Plan) all rights of the participant under the 2019 Plan and any award agreements will immediately terminate without notice of any kind.

In connection with a participant’s termination, the Committee may cause the participant’s options to become or continue to become exercisable and restricted stock awards and performance awards to vest and/or continue to vest or become free of restrictions.

U.S. Income Tax Consequences

The following description of the federal income tax consequences under the laws of the United States is based on current statutes, regulations and interpretations, all of which are subject to change, possibly with retroactive effect. The description does not include state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives an incentive award.

Incentive Stock Options. There will not be any federal income tax consequences to either the participant or the company as a result of the grant of an incentive option under the Incentive Plan.

A participant’s exercise of an incentive option also will not result in any federal income tax consequences to the company or the participant, except that (i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the incentive option, determined at the time of exercise, over the amount paid for the shares by the participant will be includable in the participant’s alternative minimum taxable income for purposes of the alternative minimum tax, and (ii) the participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (as discussed below). Special rules will apply if previously acquired shares of common stock are permitted to be tendered or attested to in payment of an option exercise price.

If a participant disposes of the shares acquired upon exercise of the incentive option, the federal income tax consequences will depend upon how long the participant held the shares. If the participant held the shares for at least two years after the date of grant and at least one year after the date of exercise (the “holding period requirements”), then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares, and (ii) the option price at which the participant acquired the shares. The company is not entitled to any compensation expense deduction under these circumstances.

If the participant does not satisfy both of the above holding period requirements (a “disqualifying disposition”), then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the incentive option or (ii) the amount realized on the disposition of the shares, exceeds the option price for the shares. The company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant. This compensation income may be subject to withholding. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

Non-Statutory Stock Options. Neither the participant nor the company incurs any federal income tax consequences as a result of the grant of a non-statutory option. Upon exercise of a non-statutory option, a participant will recognize ordinary income, subject to withholding, on the date of exercise in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the date of exercise, and (ii) the consideration paid for the shares. The participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of common stock are permitted to be tendered in payment of an option exercise price.

At the time of a subsequent sale or disposition of any shares of common stock obtained upon exercise of a non-statutory option, any gain or loss will be a capital gain or loss. The capital gain or loss will be long-term or short-term capital gain or loss, depending on the holding period.

In general, the company will be entitled to a compensation expense deduction in connection with the exercise of a non-statutory option for any amounts includable in the taxable income of the participant as ordinary income, provided the company complies with any applicable withholding requirements.

Restricted Stock Awards. With respect to shares issued pursuant to a restricted stock award that are subject to a substantial risk of forfeiture, a participant may file an election under Section 83(b) of the Code within 30 days after the shares are transferred to include as ordinary income in the year of transfer an amount equal to the fair market value of the shares received on the date of transfer (determined as if the shares were not subject to any risk of forfeiture). The company will receive a corresponding tax deduction, provided that proper withholding is made. If a Section 83(b) election is made, the participant will not recognize any additional income when the restrictions on the shares issued in connection with the stock award lapse. At the time any such shares are sold or disposed of, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of receipt of the restricted stock award.

A participant who does not make a Section 83(b) election within 30 days of the transfer of a restricted stock award that is subject to a substantial risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares, less any amount paid for the shares. The company will receive a corresponding tax deduction, provided that proper withholding is made. At the time of a subsequent sale or disposition of any shares of common stock issued in connection with a restricted stock award as to which the restrictions have lapsed, any gain or loss will be treated as long- term or short-term capital gain or loss, depending on the holding period from the date the restrictions lapse.

Restricted Stock Units. At the time of settlement of a restricted stock unit award, when shares of common stock are transferred to the participant, the participant will recognize ordinary taxable income equal to the fair market value of the shares on the date of transfer. The company will be entitled to a compensation expense deduction in the year of transfer of the shares in an amount equal to the amount recognized by the participant as taxable income.

Performance Awards. The participant recognizes ordinary taxable income in the year in which a performance award is paid. The amount of taxable income is equal to the amount of cash paid to the participant or the fair market value of any shares of common stock transferred to the participant. The company will be entitled to a compensation expense deduction in the year of transfer of the shares in an amount equal to the amount recognized by the participant as taxable income.

Excise Tax on Parachute Payments. The Code imposes a 20% excise tax on the recipient of “excess parachute payments,” as defined in the code, and denies tax deductibility to the company on excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, stockholders, or highly-compensated individuals, which payments are contingent upon a change in ownership or effective control of the company, or in the ownership of a substantial portion of the assets of the company. For example, acceleration of the exercisability of options or the vesting of restricted stock awards upon a change in control of the company may constitute parachute payments, and in certain cases, “excess parachute payments.” Excess parachute payments are generally parachute payments equal to or exceeding the recipient’s average compensation from the company over the preceding five years.

Equity Compensation Plan Information

As of December 31, 2024, the only outstanding equity awards under the 2019 Plan were restricted stock units. The following table sets forth the number the securities to be issued upon the settlement of restricted stock units, and the number of securities remaining available for future issuance, under our 2019 Plan at December 31, 2024.

	Number of Securities to be Issued Upon Settlement of Restricted Stock Units		Weighted-Average Exercise Price		Number of Securities Remaining Available for Future Issuance Under Equity Compensation 2019 Plan
Equity compensation plans approved by stockholders	1,054,278	(1)	$	N/A	-

(1)

Includes 311,850 shares of common stock relating to restricted stock units granted under the 2019 Plan in excess of the shares of common stock currently authorized for issuance pursuant to the 2019 Plan. Accordingly, the 311,850 RSUs were issued pursuant to the condition that settlement will not occur unless the stockholders of the Company approve an increase in the number of shares reserved under the 2019 at the Company’s 2025 annual meeting of stockholders and that the RSUs will terminate if the stockholders do not approve the share increase.

PROPOSAL NO. 5

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Forvis Mazars, LLP (which we refer to as “Forvis Mazars”) as our independent registered public accounting firm for the year ending December 31, 2025, and our Board has directed that management submit the appointment of Forvis Mazars as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

Armanino LLP, or Armanino, had served as our independent registered public accounting firm from 2015 through September 26, 2023 and last provided an audit of our financial statement for the year ended December 31, 2022. In July 2023, Armanino notified us of its decision to transition away from providing certain financial statement audit services to public companies and its intent to resign as our independent registered public accounting firm, effective just after the filing of our Quarterly Report on Form 10-Q for the interim period ending September 30, 2023. Consequently, we made the decision to appoint Forvis Mazars as our independent registered public accounting firm and terminate Armanino effective as of September 26, 2023.

Armanino was not required to and did not seek our consent to its decision to resign as our independent registered public accounting firm. As a result, neither our Board nor our Audit Committee took part in Armanino’s decision to resign. Armanino audited our consolidated financial statements as of and for the fiscal years ended December 31, 2022 and 2021. The reports of Armanino on our financial statements for the fiscal years ended December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During our fiscal years ended December 31, 2022 and 2021, and through the interim period ended September 26, 2023, there were no disagreements between us and Armanino on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Armanino, would have caused Armanino to make reference to the subject matter of the disagreements in connection with its audit reports on our financial statements. During our fiscal years ended December 31, 2022 and 2021, and the interim period ended September 26, 2023, Armanino did not advise us of any “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K with respect to our Company.

During our two most recent fiscal years ended December 31, 2022 and the subsequent period through September 26, 2023, neither we nor anyone on our behalf consulted with Forvis Mazars with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any other matters or reportable events as set forth in Item 304(a)(1)(v)) of Regulation S-K.

Stockholder ratification of the selection of Forvis Mazars as our independent registered public accountants is not required by our Third Amended and Restated Bylaws or otherwise. However, our Board is submitting the appointment of Forvis Mazars to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Forvis Mazars. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accountant at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our stockholders’ best interests.

A representative of Forvis Mazars is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Vote Required

The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting is required for the ratification of the appointment of Forvis Mazars, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Abstentions will be counted as not present and these shares will be deducted from the total shares of which a majority is required. Brokers generally have discretionary authority to vote on the ratification of our independent registered public accounting firm and, therefore, broker non-votes are generally not expected to result from the vote on Proposal No. 5. However, in the event of any broker non-votes in connection with Proposal No. 5, such broker non-votes will be counted as not present and these shares will be deducted from the total shares of which a majority is required.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF FORVIS MAZARS, LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025

Fees Incurred for Services by Principal Accountant

The following table sets forth the aggregate fees billed to us for services rendered to us for the years ended December 31, 2024 and 2023 by our former independent registered public accounting firm, Armanino LLP, and our current independent registered public accounting firm, Forvis Mazars, LLP (which we refer to as “Forvis Mazars”), for the audit of our consolidated financial statements for the years ended December 31, 2024 and 2023, and assistance with the reporting requirements thereof, the review of our condensed consolidated financial statements included in our quarterly reports on Form 10‑Q, the filing of our Form 8-K, and preparation of (Federal and State) Income Tax returns (in thousands).

	2024	2023
Audit Fees	$433	$292	(3)
Audit - Related Fees (1)	0	46
Tax Fees (2)	0	46
	$433	$384

(1)	Includes fees related to equity offerings.
(2)	Includes fees related to annual tax return preparation.
(3)	Armanino LLP audit fees were $160,000. Forvis Mazars audit fees were $132,000.

Pre-Approval Policies and Procedures

The Audit Committee has responsibility for selecting, appointing, evaluating, compensating, retaining and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established policies and procedures in its charter regarding pre-approval of any audit and non-audit service provided to the Company by the independent registered public accounting firm and the fees and terms thereof.

The Audit Committee considered the compatibility of the provision of other services by its registered public accountant with the maintenance of their independence. The Audit Committee approved all audit and non-audit services provided by Forvis Mazars and Armanino in 2024 and 2023.

Audit Committee Report

The Audit Committee issued the following report for inclusion in this Proxy Statement and our 2024 Annual Report:

●

The Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2024 with management of Aqua Metals, Inc. and with Aqua Metals, Inc.’s current independent registered public accounting firm, Forvis Mazars.

●

The Audit Committee has discussed with Forvis Mazars those matters required by Auditing Standards No. 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

●

The Audit Committee has received and reviewed the written disclosures and the letter from Forvis Mazars required by the PCAOB regarding Forvis Mazars communications with the Audit Committee concerning the accountant’s independence, and has discussed with Forvis Mazars its independence from Aqua Metals, Inc. and its management.

Based on the review and discussions referenced to in paragraphs 1 through 3 above, the Audit Committee recommended to our Board that the audited consolidated financial statements for the year ended December 31, 2024 be included in the Annual Report on Form 10-K for that year for filing with the SEC.

AUDIT COMMITTEE Vincent L. DiVito Eric Gangloff Steven Henderson

PROPOSAL NO. 6

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Introduction

Under Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules, commonly referred to as a “say-on-pay vote.”  At our 2021 annual meeting of stockholders, the stockholders indicated their preference that the Company conduct a say-on-pay vote every year.  Our Board has adopted a policy that is consistent with this preference.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers disclosed in the “Executive Officers and Compensation” section of this Proxy Statement. The Company believes that its compensation policies and decisions are aligned with our stockholders’ interests, and that the compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Accordingly, our Board is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

Because the vote is advisory, it is not binding on our Board, the Compensation Committee, or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting.  Unless the Board decides to modify its policy regarding the frequency of soliciting say-on-pay votes, the next say-on-pay vote will be at the 2026 annual meeting of stockholders.

Vote Required

The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting is required for the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. In the event of any broker non-votes or abstentions in connection with Proposal No. 6, such broker non-votes and abstentions will be counted as not present and these shares will be deducted from the total shares of which a majority is required.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS,
OF THE COMPENSATION OF THE COMPANY’S NAMED
EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of June 5, 2025 by:

●	each person who is known by us to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;
●	each of our directors and executive officers; and
●	all directors and executive officers as a group.

The beneficial ownership of each person was calculated based on 9,446,105 common shares issued and outstanding as of June 5, 2025. The SEC has defined “beneficial ownership” to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it, but also if he has the power (solely or shared) to vote, sell or otherwise dispose of the share. Beneficial ownership also includes the number of shares that a person has the right to acquire within 60 days, pursuant to the exercise of options or warrants or the conversion of notes, debentures or other indebtedness. Two or more persons might count as beneficial owners of the same share. Unless otherwise indicated, the address for each reporting person is 5370 Kietzke Lane, #201. Reno, Nevada 89511.

Name of Executive Officer or Director Nominees	Number of Shares	Percentage Owned

Stephen Cotton	392,245	4.07%
Eric West	1,250	*	%
Ben Taecker	76,048	*	%
Vincent L. DiVito	83,027	*	%
Eric Gangloff	264,861	2.75%
Steven K. Henderson	9,789	*	%
Directors and executive officers as a group	827,221	8.33%

* Less than 1%.

Name and Address of 5% + Holders	Number of Shares		Percentage Owned
Alex Cushner
30 Sarah Drive
Mill Valley, CA 94941	834,032	(1)	8.8%

(1)         According to a Schedule 13G filed with the SEC on February 14, 2025 by Mr. Cushner, Mr. Cushner is deemed to beneficially own 809,312 shares of common stock held in client accounts over which he holds discretionary authority.

EXECUTIVE OFFICERS AND COMPENSATION

Executive Officers

The following sets forth information regarding the current executive officers of the Company. Biographical information pertaining to Stephen Cotton, who is both a director and an executive officer of the Company, may be found in the section above entitled “Proposal No. 1, Election of Directors-Information About Director Nominees.”

Name	Age	Position

Stephen Cotton	58	President, Chief Executive Officer and Director
Eric West	34	Chief Financial Officer
Benjamin Taecker	43	Chief Engineering and Operations Officer

Eric West was appointed to serve as Chief Financial Officer of Aqua Metals, Inc. on May 7, 2025, following the resignation of Judd Merrill. Mr. West assumed the duties as Chief Financial Officer effective as of May 19, 2025. Mr. West was previously employed by Aqua Metals in various finance and accounting positions from 2019 through November 2024, most recently as Vice President of Finance. From November 2024 to May 2025, Mr. West was the Vice President of Finance and Accounting at a private company. Mr. West began his career at Grant Thornton, LLP. He received a Master of Accountancy from the University of Nevada, Reno and is a licensed CPA.

Benjamin Taecker has served as our Chief Engineering and Operating Officer since August 2021 and previously served as our Vice President of Engineering and Operations since January of 2017. From April 2011 to December 2016, Mr. Taecker served in progressive leadership roles, most recently as Plant Superintendent, at Johnson Controls Inc’s JCI Power Systems Division (now known as Clarios) Lead Acid Battery Recycling Center in Florence, South Carolina, where he was involved in the planning, construction, commissioning, and scaling of that facility. Mr. Taecker has over 15 years of design management experience including complex design contracts for the U.S. military. Mr. Taecker has a Mechanical Engineering degree from South Dakota State University.

Summary Compensation Table

The following table sets forth the compensation awarded to, earned by or paid to those persons who served as our chief executive officer during 2024 and our three other highest paid executive officers for the years ended December 31, 2024 and 2023 (in thousands).

				Stock	All Other
		Salary	Bonus	Awards (1)	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)

Stephen Cotton,	2024	511	358	568	23	1,460
President and Chief Executive	2023	488	553	1,405	17	2,463
Officer

Judd Merrill,	2024	375	228	244	22	869
Chief Financial Officer*	2023	358	304	564	19	1,245

Benjamin Taecker,	2024	300	105	147	20	572
Chief Engineering and	2023	271	154	429	19	873
Operating Officer

*Judd Merrill resigned as Chief Financial Officer on May 16, 2025.

(1)

Amounts shown in this column do not reflect dollar amounts actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of each restricted stock unit award computed in accordance with the provisions of FASB ASC Topic 718 (using the closing price of our common stock on the date of grant). Assumptions used in the calculation of these amounts are included in Note 13, Stockholders’ Equity, of our audited consolidated financial statements for the year ended December 31, 2024.

Narrative Disclosure to Summary Compensation Table

Cotton Employment Agreement

Effective as of August 7, 2023, we entered into an amended and restated employment agreement with Mr. Cotton pursuant to which we agreed to pay Mr. Cotton a base salary of $491,400 effective as of March 5, 2023, along with reasonable and customary health insurance and other benefits, at our expense. Mr. Cotton will be eligible to receive short-term and long-term incentive bonuses of up to 100% and 200% of his base salary, respectively, based on performance criteria approved by the compensation committee of our Board. In addition, the agreement provides Mr. Cotton with severance of two times his annual salary, a prorated bonus for the year of his termination and two years of health benefits in the event we terminate Mr. Cotton without cause or he resigns for good reason; provided, if he is terminated without cause or resigns for good reason within one year following a change of control of our Company, his severance will include two times his annual salary, two times his annual bonus, two years of health benefits and the immediate vesting of all unvested equity awards. The employment agreement provides for intellectual property assignment and confidentiality provisions that are customary in our industry.

On December 12, 2023, the Compensation Committee of our Board also approved a bonus to Mr. Cotton in the form of 68,250 RSUs granted under the 2019 Plan. The RSUs were issued pursuant to a Restricted Stock Unit Award Agreement pursuant to which Mr. Cotton will receive one share of our common stock upon settlement of each RSU. The RSUs will settle in six equal semi-annual installments over a three-year period, subject to Mr. Cotton’s continuation of service to our Company.

On December 12, 2023, the Compensation Committee of our Board also approved a bonus to Mr. Cotton in the form of  21,000 RSUs  The RSUs will vest and settle based on the Company's common stock achieving absolute price hurdles based on a 5-day VWAP at any time over the three years from the date of grant, as follows: 10,500 RSUs will vest and settle upon achieving $2.50 per share; 5,250 RSUs will vest and settle upon achieving $4.00 per share; and 5,250 RSUs will vest and settle upon achieving $5.00 per share. The RSUs have been granted under the 2019 Plan and will expire on the third anniversary of the date of grant and subject to Mr. Cotton’s continuation of service to our Company.

Effective as of December 31, 2023, the Compensation Committee of our Board amended the employment agreement with Mr. Cotton, to increase Mr. Cotton’s salary to $511,056 per year.

On December 19, 2024, the Compensation Committee of our Board also approved a bonus to Mr. Cotton in the form of 271,927 RSUs granted under the 2019 Plan. The RSUs were issued pursuant to a Restricted Stock Unit Award Agreement pursuant to which Mr. Cotton will receive one share of our common stock upon settlement of each RSU. The RSUs will settle in six equal semi-annual installments over a three-year period, subject to Mr. Cotton’s continuation of service to our Company.

On December 19, 2024, the Compensation Committee of our Board also approved a bonus to Mr. Cotton in the form of 45,321 PSUs granted under the 2019 Plan. The PSUs were issued pursuant to a Performance Stock Unit Award Agreement pursuant to which Mr. Cotton will receive one share of our common stock upon settlement of each PSU. The PSUs vest based on the TSR, which is based on the percentage difference between the current year 30-day average VWAP closing stock price at 12/31/2024 and a future date 30-day average VWAP closing stock price. The grant includes three measurement points—December 31, 2025, December 31, 2026, and December 31, 2027—at which one-third of the PSUs will be evaluated. TSR is paid out based on where AQMS compares with our pier group based on the following percentiles (50% 25th percentile, 100% at 50th percentile, 200% at 75th percentile). The PSU vesting is subject to Mr. Cotton’s continuation of service to our Company.

On December 19, 2024, the Compensation Committee of our Board also approved a bonus to Mr. Cotton in the form of 45,321 PSUs granted under the 2019 Plan. The PSUs vests based on Stock price targets that can be achieved anytime during the period but no later than 3 years after the 12/31/2024. PSUs vests based upon hitting stock price hurdles (for five consecutive days closing prices)within three years of 12/31/2024. The stock vest in 3 hurdles, with 1/3 share vesting with a 50% increase in stock price, 1/3 vesting with a 100% increase in stock price and 1/3 vesting with a 150% increase in stock price. The base or starting stock price is calculated as the 30-day average VWAP closing price at 12/31/2024. The PSU vesting is subject to Mr. Cotton’s continuation of service to our Company.

Merrill Employment Agreement

Effective as of August 7, 2023, we entered into an amended and restated employment agreement with Mr. Merrill pursuant to which we agreed to pay Mr. Merrill a base salary of $360,500 effective as of March 5, 2023, along with reasonable and customary health insurance and other benefits, at our expense. Mr. Merrill will be eligible to receive short-term and long-term incentive bonuses with a target of 75% and 125% of his base salary, respectively, based on performance criteria approved by the compensation committee of our Board. In addition, the agreement provides Mr. Merrill with severance of 18 months of his annual salary, a prorated bonus for the year of his termination and 18 months of health benefits in the event we terminate Mr. Merrill without cause or he resigns for good reason; provided, if he is terminated without cause or resigns for good reason within one year following a change of control of our Company, his severance will include 18 months times of his annual salary, 150% of his annual bonus, 18 months of health benefits and the immediate vesting of unvested equity awards. The employment agreement provides for intellectual property assignment and confidentiality provisions that are customary in our industry.

On December 12, 2023, the Compensation Committee of our Board also approved a bonus to Mr. Merrill in the form of 31,281 RSUs granted under the 2019 Plan. The RSUs were issued pursuant to a Restricted Stock Unit Award Agreement pursuant to which Mr. Merrill will receive one share of our common stock upon settlement of each RSU. The RSUs will settle in six equal semi-annual installments over a three-year period, subject to Mr. Merrill’s continuation of service to our Company.

On December 12, 2023, the Compensation Committee of our Board also approved a bonus to Mr. Merrill in the form of  2,500 RSUs  The RSUs will vest and settle based on the Company's common stock achieving absolute price hurdles based on a 5-day VWAP at any time over the three years from the date of grant, as follows: 1,250 RSUs will vest and settle upon achieving $2.50 per share; 625 RSUs will vest and settle upon achieving $4.00 per share; and 625 RSUs will vest and settle upon achieving $5.00 per share. The RSUs have been granted under the 2019 Plan and will expire on the third anniversary of the date of grant and subject to Mr. Merrill’s continuation of service to our Company.

Effective as of December 31, 2023, the Compensation Committee of our Board amended the employment agreement with Mr. Merrill, to increase Mr. Merrill’s salary to $374,775 per year.

On December 19, 2024, the Compensation Committee of our Board also approved a bonus to Mr. Merrill in the form of 124,633 RSUs granted under the 2019 Plan. The RSUs were issued pursuant to a Restricted Stock Unit Award Agreement pursuant to which Mr. Merrill will receive one share of our common stock upon settlement of each RSU. The RSUs will settle in six equal semi-annual installments over a three-year period, subject to Mr. Merrill’s continuation of service to our Company.

On December 19, 2024, the Compensation Committee of our Board also approved a bonus to Mr. Merrill in the form of 20,772 PSUs granted under the 2019 Plan. The PSUs were issued pursuant to a Performance Stock Unit Award Agreement pursuant to which Mr. Merrill will receive one share of our common stock upon settlement of each PSU. The PSUs vest based on the TSR, which is based on the percentage difference between the current year 30-day average VWAP closing stock price at 12/31/2024 and a future date 30-day average VWAP closing stock price. The grant includes three measurement points—December 31, 2025, December 31, 2026, and December 31, 2027—at which one-third of the PSUs will be evaluated. TSR is paid out based on where AQMS compares with our pier group based on the following percentiles (50% 25th percentile, 100% at 50th percentile, 200% at 75th percentile). The PSU vesting is subject to Mr. Merrill’s continuation of service to our Company.

On December 19, 2024, the Compensation Committee of our Board also approved a bonus to Mr. Merrill in the form of 20,772 PSUs granted under the 2019 Plan. The PSUs vests based on Stock price targets that can be achieved anytime during the period but no later than 3 years after the 12/31/2024. PSUs vests based upon hitting stock price hurdles (for five consecutive days closing prices) within three years of 12/31/2024. The stock vest in 3 hurdles, with 1/3 share vesting with a 50% increase in stock price, 1/3 vesting with a 100% increase in stock price and 1/3 vesting with a 150% increase in stock price. The base or starting stock price is calculated as the 30-day average VWAP closing price at 12/31/2024. The PSU vesting is subject to Mr. Merrill’s continuation of service to our Company.

Mr. Merrill resigned from his position as Chief Financial Officer on May 16, 2025. The Company and Mr. Merrill executed a short-term consulting arrangement pursuant to which he will provide us with certain financial and accounting support through August 2025, as we transition to a new Chief Financial Officer

Taecker Employment Agreement

In August 2021, we entered executive employment agreement with Mr. Taecker. Pursuant to the employment agreement, we initially agreed to compensate Mr. Taecker at the annual rate of $250,000. Mr. Taecker will be eligible to receive short-term and long-term incentive bonuses of up to 50% and 100% of his base salary, respectively, based on performance criteria approved by the compensation committee of our board of directors. The employment agreement entitles Mr. Taecker to reasonable and customary health insurance and other benefits, at our expense, and severance equal to 150% of his then annual salary and target annual bonus amount in the event of his termination for good reason following a change-in-control of the Company. Effective as of January 2, 2022, the Compensation Committee of our Board amended the employment agreement with Mr. Taecker, to increase Mr. Taecker’s salary to $262,500 per year.

Effective as of August 7, 2023, we entered into an amended and restated employment agreement with Mr. Taecker pursuant to which we agreed to pay Mr. Taecker a base salary of $273,000 effective as of March 5, 2023, along with reasonable and customary health insurance and other benefits, at our expense. Mr. Tacker will be eligible to receive short-term and long-term incentive bonuses with a target of 50% and 100% of his base salary, respectively, based on performance criteria approved by the compensation committee of our Board. In addition, the agreement provides Mr. Taecker with severance of 12 months of his annual salary, a prorated bonus for the year of his termination and 12 months of health benefits in the event we terminate Mr. Taecker without cause or he resigns for good reason; provided, if he is terminated without cause or resigns for good reason within one year following a change of control of our Company, his severance will include 18 months times of his annual salary, 150% of his annual bonus, 18 months of hehealth benefits and the immediate vesting of unvested equity awards. The employment agreement provides for intellectual property assignment and confidentiality provisions that are customary in our industry.

On December 12, 2023, the Compensation Committee of our Board also approved a bonus to Mr. Taecker in the form of 18,958 RSUs granted under the 2019 Plan. The RSUs were issued pursuant to a Restricted Stock Unit Award Agreement pursuant to which Mr. Taecker will receive one share of our common stock upon settlement of each RSU. The RSUs will settle in six equal semi-annual installments over a three-year period, subject to Mr. Taecker’s continuation of service to our Company.

On December 12, 2023, the Compensation Committee of our Board also approved a bonus to Mr. Taecker in the form of  141 RSUs  The RSUs will vest and settle based on the Company's common stock achieving absolute price hurdles based on a 5-day VWAP at any time over the three years from the date of grant, as follows: 71 RSUs will vest and settle upon achieving $2.50 per share; 35 RSUs will vest and settle upon achieving $4.00 per share; and 35 RSUs will vest and settle upon achieving $5.00 per share. The RSUs have been granted under the 2019 Plan and will expire on the third anniversary of the date of grant and subject to Mr. Taecker’s continuation of service to our Company.

On December 29, 2023, the Compensation Committee of our Board also approved a bonus to Mr. Taecker in the form of 6,500 RSUs granted under the 2019 Plan. The RSUs were, issued pursuant to a Restricted Stock Unit Award Agreement pursuant to which Mr. Taecker will receive one share of our common stock upon settlement of each RSU. The RSUs will settle in six equal semi-annual installments over a three-year period, subject to Mr. Taecker’s continuation of service to our Company.

Effective as of December 31, 2023, the Compensation Committee of our Board amended the employment agreement with Mr. Taecker, to increase Mr. Taecker’s salary to $300,300 per year.

On December 19, 2024, the Compensation Committee of our Board also approved a bonus to Mr. Taecker in the form of 79,893 RSUs granted under the 2019 Plan. The RSUs were issued pursuant to a Restricted Stock Unit Award Agreement pursuant to which Mr. Taecker will receive one share of our common stock upon settlement of each RSU. The RSUs will settle in six equal semi-annual installments over a three-year period, subject to Mr. Taecker’s continuation of service to our Company.

On December 19, 2024, the Compensation Committee of our Board also approved a bonus to Mr. Taecker in the form of 13,315 PSUs granted under the 2019 Plan. The PSUs were issued pursuant to a Performance Stock Unit Award Agreement pursuant to which Mr. Taecker will receive one share of our common stock upon settlement of each PSU. The PSUs vest based on the TSR, which is based on the percentage difference between the current year 30‑day average VWAP closing stock price at 12/31/2024 and a future date 30-day average VWAP closing stock price. The grant includes three measurement points—December 31, 2025, December 31, 2026, and December 31, 2027—at which one-third of the PSUs will be evaluated. TSR is paid out based on where AQMS compares with our pier group based on the following percentiles (50% 25th percentile, 100% at 50th percentile, 200% at 75th percentile). The PSU vesting is subject to Mr. Taecker’s continuation of service to our Company.

On December 19, 2024, the Compensation Committee of our Board also approved a bonus to Mr. Taecker in the form of 13,315 PSUs granted under the 2019 Plan. The PSUs vests based on Stock price targets that can be achieved anytime during the period but no later than 3 years after the 12/31/2024. PSUs vests based upon hitting stock price hurdles (for five consecutive days closing prices) within three years of 12/31/2024. The stock vest in 3 hurdles, with 1/3 share vesting with a 50% increase in stock price, 1/3 vesting with a 100% increase in stock price and 1/3 vesting with a 150% increase in stock price. The base or starting stock price is calculated as the 30-day average VWAP closing price at 12/31/2024. The PSU vesting is subject to Mr. Taecker’s continuation of service to our Company.

Potential Payments upon Termination

As noted above, the employment agreements for Mr. Cotton, Merrill, and Taecker entitle each officer to a severance payment and related benefits in the event of our termination of their employment without cause or their resignation for good reason.

If a qualifying involuntary termination had occurred on December 31, 2024, Mr. Cotton, Merrill, and Taecker would have been eligible to receive the following amounts:

Name	Base Salary ($)	Prorated Annual Bonus ($)	Health Insurance Premiums (1) ($)	Total ($)

Stephen Cotton	1,022	511	51	$1,584
Judd Merrill	562	281	42	$885
Benjamin Taecker	300	150	24	$474

(1)	Calculated using the monthly COBRA amount based on health insurance elections at December 31, 2024.

Outstanding Equity Awards at December 31, 2024

	Stock Awards
Name	Number of Units of Stock that have not vested	Market value of Units of Stock that have not vested

Stephen Cotton	6,020	$15,170	(1)
	31,765	$80,048	(2)
	56,880	$143,338	(3)
	271,927	$685,256	(4)
	21,000	$52,920	(5)
	45,321	$114,209	(6)
	45,321	$114,209	(7)
Judd Merrill	2,759	$6,953	(1)
	14,556	$36,681	(2)
	26,070	$65,696	(3)
	124,634	$314,078	(4)
	2,500	$6,300	(5)
	20,772	$52,345	(6)
	20,772	$52,345	(7)
Benjamin Taecker	1,673	$4,216	(1)
	8,822	$22,231	(2)
	15,800	$39,816	(3)
	79,893	$201,330	(4)
	141	$355	(5)
	13,315	$33,554	(6)
	13,315	$33,554	(7)
	5,418	$13,653	(8)

(1)	These RSUs were awarded on December 13, 2021. The RSUs vest in six equal semi-annual installments over a three-year period.
(2)	These RSUs were awarded on December 12, 2022. The RSUs vest in six equal semi-annual installments over a three-year period.
(3)	These RSUs were awarded on December 12, 2023. The RSUs vest in six equal semi-annual installments over a three-year period.
(4)	These RSUs were awarded on December 19, 2024. The RSUs vest in six equal semi-annual installments over a three-year period.
5)

These PSUs were awarded on December 12, 2023. The RSUs will vest and settle based on the Company's common stock achieving absolute price hurdles based on a 5-day VWAP at any time over the three years from the date of grant, as follows: one half of the RSUs will vest and settle upon achieving $2.50 per share; one quarter of the RSUs will vest and settle upon achieving $4.00 per share; and one quarter of the RSUs will vest and settle upon achieving $5.00 per share.

(6)

These PSUs were awarded on December 19, 2024. The PSUs vest based on the TSR, which is based on the percentage difference between the current year 30-day average VWAP closing stock price at 12/31/2024 and a future date 30-day average VWAP closing stock price. The grant includes three measurement points ‑ December 31, 2025, December 31, 2026, and December 31, 2027—at which one-third of the PSUs will be evaluated. TSR is paid out based on where AQMS compares with our pier group based on the following percentiles (50% 25th percentile, 100% at 50th percentile, 200% at 75th percentile).

(7)

These PSUs were awarded on December 19, 2024. The PSUs vests based on Stock price targets that can be achieved anytime during the period but no later than 3 years after the 12/31/2024. PSUs vests based upon hitting stock price hurdles (for five consecutive days closing prices) within three years of 12/31/2024. The stock vest in 3 hurdles, with 1/3 share vesting with a 50% increase in stock price, 1/3 vesting with a 100% increase in stock price and 1/3 vesting with a 150% increase in stock price. The base or starting stock price is calculated as the 30-day average VWAP closing price at 12/31/2024.

(8)	These RSUs were awarded on December 29, 2023. The RSUs vest in six equal semi-annual installments over a three-year period.

Pay vs. Performance

The following table sets forth compensation information for our chief executive officer, referred to below as our CEO, and our other named executive officers, or NEOs, for purposes of comparing their compensation to the value of our shareholders’ investments and our net income, calculated in accordance with SEC regulations, for fiscal years 2024, 2023 and 2022.

Year	Summary Compensation Table Total for CEO	Compensation Actually Paid to CEO	Average Summary Compensation Table Total for Non-CEO NEOs	Average Compensation Actually Paid to Non-CEO NEOs	Total Shareholder Return	Net Income
	(1)	(2)	(3)	(4)	(5)
2024	$1,460,000	$869,740	$720,500	$737,667	$10.24	$(24,555,000)
2023	$2,463,000	$1,447,590	$1,009,333	$725,337	$24.92	$(23,938,000)
2022	$1,782,375	$2,393,412	$782,745	$994,189	$40.98	$(15,431,000)

(1)	The dollar amounts reported are the amounts of total compensation reported for our CEO, Mr. Cotton, in the Summary Compensation Table for fiscal years 2024 and 2023.
(2)

The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Cotton during the applicable year excluding the value of equity awards issued, but including (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year. See Table below for further information.

(3)

The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our CEO, namely Mr. Merrill and Mr. Taecker in the Summary Compensation Table for fiscal year 2024. Mr. Merrill and Mr. Taecker, and Mr. McMurtry (Former CBO) were included in 2023 and 2022.

(4)

The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our NEOs, other than our CEO. The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our CEO in the Summary Compensation Table for fiscal years 2023, 2022 and 2021 excluding the value of equity awards issued, but  including (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year. See Table below for further information.

(5)

Reflects the cumulative shareholder return, computed in accordance with SEC rules, as of the end of each fiscal year assuming (i) an investment of $100 in our common shares at a price per share equal to $24.60, the closing price of our common stock on December 31, 2021 and (ii) the valuation of those shares as of the last trading day in 2022, 2023 and 2024 based on the closing prices for our common stock as of the those dates of $25.00, $15.20 and $2.52, respectively.

CEO Equity Award Adjustment Breakout

Year	Summary Compensation Table Total	Grant Date Fair Value of Equity Awards Granted in Fiscal Year	Change in Pension Value	Pension Service Cost and Associated Prior Service Cost	Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	Compensation Actually Paid
					(1)	(2)	(3)	(4)	(5)	(6)
2024	$1,460,000	$(568,000)	$0	$0	$1,633,561	$(1,409,158)	$0	$(246,663)	$0	$0	$869,740
2023	$2,463,000	$(1,405,000)	$0	$0	$1,248,224	$(775,034)	$0	$(83,599)	$0	$0	$1,447,590
2022	$1,782,375	$(825,375)	$0	$0	$1,588,236	$31,563	$0	$(183,388)	$0	$0	$2,393,412

(1)	Add the fair value as of the end of the covered fiscal year of all awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year;
(2)

Add the amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year;

(3)	Add, for awards that are granted and vest in the same year, the fair value as of the vesting date;
(4)

Add the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year;

(5)

Subtract, for any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year; and

(6)

Add the dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year.

Non-CEO NEO Equity Award Adjustment Breakout

Year	Summary Compensation Table Total	(Minus): Grant Date Fair Value of Equity Awards Granted in Fiscal Year	(Minus): Change in Pension Value	Plus: Pension Service Cost and Associated Prior Service Cost	Plus: Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	Plus/(Minus): Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	Plus: Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	Plus/(Minus): Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	(Minus): Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	Plus: Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	Compensation Actually Paid
					(1)	(2)	(3)	(4)	(5)	(6)
2024	$720,500	$(195,500)	$0	$0	$797,467	$(489,252)	$0	$(95,548)	$0	$0	$737,667
2023	$1,009,333	$(460,000)	$0	$0	$410,807	$(222,200)	$0	$(12,603)	$0	$0	$725,337
2022	$782,745	$(277,411)	$0	$0	$519,289	$5,846	$0	$(36,278)	$0	$0	$994,189

(1)	Add the fair value as of the end of the covered fiscal year of all awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year;
(2)

Add the amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year;

(3)	Add, for awards that are granted and vest in the same year, the fair value as of the vesting date;
(4)

Add the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year;

(5)

Subtract, for any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year; and

(6)

Add the dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year.

Relationship between Pay and Performance

"Compensation actually paid" to our CEO decreased from $2,393,412 in 2022 to $1,447,590 in 2023, and subsequently decreased to $869,740 in 2024. Similarly, average “compensation actually paid” to our non-CEO NEOs decreased from $994,189 in 2022 to $725,337 in 2023, and then subsequently increased to $737,667 in 2024. These aforementioned changes in "compensation actually paid" are in line with the changes in our total shareholder return (TSR) as set forth in the above table: our TSR decreased by 39% between 2022 and 2023, and our TSR decreased by 59% between 2023 and 2024. In addition, the changes in "compensation actually paid" are in line with the changes in our net loss: that is, our net loss increased by 55% from $(15,431,000) in 2022 to $(23,938,000) in 2023, and increased by 2% to $(23,996,000) in 2023.

Short-Term Incentive Plan (STIP)

Our Board has approved, and our Compensation Committee employs, an informal Short-Term Incentive Plan, or STIP, in determining compensation for our NEOs. The STIP is focused on delivering the Company’s annual “SMART” objectives approved by the Board. The goals are objective, measurable and rigorous. Each of our NEOs participated in the STIP program. Compensation Committee discussion and feedback on the progress against the annual objectives is done at mid-year and at year-end. The year-end status is the basis for the STIP payout. Full year performance is determined by a rating (range 1 to 5) multiplied by the NEOs target bonus.

Long-Term Incentive Plan (LTIP)

Our Board has also approved, and our Compensation Committee employs, an informal Long-Term Incentive Plan, or LTIP in determining compensation for our NEOs. The LTIP is a long-term (3-year vesting) incentive program focused on improving the value of the Company over time and incentivizing the retention of employees as they benefit from the Company’s growth and value creation. The LTIP is granted based on performance. Restricted stock units (RSUs) that vest over 3-years were granted in December based on Company performance on “SMART” objectives approved by the Board.

Process for Determining Executive Compensation

Use of Peer Group and Benchmarking

Our compensation Peer Group was developed by identifying companies reasonably similar to us in terms of industry profile, business model, and size (market capitalization given our pre-revenue status). Given the limited number of directly comparable U.S. publicly traded sustainable lithium-ion battery recycling companies, our peer group was expanded to include broader recycling, battery manufacturing, battery materials, and patented technology companies. Below is a list of the companies the Compensation Committee approved for inclusion in our Compensation Peer Group with respect to executive officer compensation levels:

374Water, Inc.	CECO Environmental Corp.	ESS Tech, Inc.
American Battery Technology Company	Comstock Inc.	Perma-Fix Environmental Services, Inc.
Aris Water Solutions, Inc.	Dragonfly Energy Holdings Corp.	Quest Resource Holding Corp.
Arteris, Inc.	Energous Corp.	Smith Micro Software, Inc.
Atomera Inc.	Eos Energy Enterprises, Inc.	Telos Corp.

The positions of our named executive officers were compared to similar positions in our compensation Peer Group, and the compensation levels for comparable positions in the Peer Group were reviewed for guidance in determining:

●	base salaries;
●	target bonus opportunity under our short-term incentive plan; and
●	the amount of equity awards under our long-term incentive plan.

The Compensation Committee approves base salaries, STIP awards and LTIP awards on a case-by-case basis for each NEO, taking into account, among other things, individual and Company performance, role expertise and experience and the competitive market, advancement potential, recruiting needs, internal equity, retention requirements, succession planning, and best compensation governance practices. The Compensation Committee does not tie individual compensation to specific target percentiles, but rather reviews the range of market data as one input in informing pay decisions.

Compensation of Directors

We do not compensate any of our executive directors for their service as a director and we have not adopted any policies or plans with regard to the compensation of our independent directors. However, our Board has adopted the following director compensation policy:

●

The Chairman will receive an annual fee of $150,000; each director other than the Chairman will receive an annual fee of $90,000; each Committee person other than the Committee Chair will receive an annual fee of $7,500 per Committee position, except for the Audit Committee position who shall be paid $10,000 annually; and each Committee Chair will receive an annual fee of $10,000 per Chair, except for the Chair of the Audit Committee shall be paid $15,000. Director compensation can either be payable in cash or payable in AQMS shares based on an election made by each Board Member. The number of shares to be issued is determined by the total fee divided by the closing spot price of the last trading day of the respective quarter being paid.

●

An annual grant of $75,000 worth of restricted stock units to the Chairman, $60,000 worth of restricted stock units to the Audit Committee Chairman and $50,000 worth of restricted stock units to all other independent directors. Each board member is only eligible to be granted one allotment of annual restricted stock units.

The following table sets forth the compensation we paid to our independent directors during the year ended December 31, 2024. In reviewing the table, please note that Edward Smith resigned from our Board in August 2024 and Mr. Yi resigned from the board in May 2024.

	Fees	Stock	All Other
	Earned or	Awards	Compensation
	Paid in	(1)		Total
Name	Cash ($)	($)	($)	($)
Vincent DiVito	$188	$40	$-	$228
Molly Zhang	$111	$44	$-	$155
Edward Smith	$83	$14	$-	$97
Sung Yi	$-	$-	$-	$-

(1)

Amounts shown in this column do not reflect dollar amounts actually received by our directors. Instead, these amounts reflect the aggregate grant date fair value of each restricted common stock award computed in accordance with the provisions of FASB ASC Topic 718 (using the closing price of our common stock on the date of grant). Assumptions used in the calculation of these amounts are included in Note 13, Stockholders’ Equity, of our audited consolidated financial statements for the year ended December 31, 2024.

Stock Ownership Guidelines

In 2023, the Compensation Committee approved a stock ownership guideline for the board pursuant to which non-employee directors shall not sell shares of the Company’s common stock if after such sale the director would hold shares of the Company’s common stock having a current market value of less than three times the director’s annual base cash board fee.

Equity Compensation Plan Information

We have adopted the Aqua Metals, Inc. 2014 Stock Incentive Plan providing for the grant of non-qualified stock options and incentive stock options to purchase shares of our common stock and for the grant of restricted and unrestricted share grants. We have reserved 2,127,306 shares of our common stock under the plan. All of our officers, directors, employees and consultants are eligible to participate under the plan. The purpose of the plan is to provide eligible participants with an opportunity to acquire an ownership interest in our company. This plan expired in 2024.

In 2019, our board of directors adopted the Aqua Metals, Inc. 2019 Stock Incentive Plan (the “2019 Plan”). A total of 1,400,000 shares of common stock was authorized for issuance pursuant to the 2019 Plan. The 2019 Plan provides for the following types of stock-based awards: incentive stock options; non-statutory stock options; restricted stock; and performance stock. The 2019 Plan, under which equity incentives may be granted to employees and directors under incentive and non-statutory agreements, requires that the option price may not be less than the fair value of the stock at the date the option is granted. Option awards are exercisable until their expiration, which may not exceed 10 years from the grant date.

The following table sets forth the number and weighted-average exercise price of securities to be issued upon exercise of outstanding options and warrants, and the number of securities remaining available for future issuance, under our equity compensation plan at December 31, 2024.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options and Warrants	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders	1,133,687	(1)	$—	—
Equity compensation plans not approved by stockholders	1,823,856		$5.72

(1)

Includes 311,850 relating to restricted stock units granted under the 2019 Plan in excess of the shares of common stock currently authorized for issuance pursuant to the 2019 Plan. Accordingly, the 311,850 RSUs were issued pursuant to the condition that settlement will not occur unless the stockholders of the Company approve an increase in the number of shares reserved under the 2019 at the Company’s 2025 annual meeting of stockholders and that the RSUs will terminate if the stockholders do not approve the share increase.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions, Promoters and Director Independence

On February 15, 2021, we entered into a series of definitive agreements with LINICO Corporation, a Nevada corporation, or LINICO, pursuant to which we leased, with an option to purchase, our recycling facility at the Tahoe Reno Industrial Center, or TRIC, located in McCarran, Nevada, and acquired an approximate 11% equity interest in LINICO. Comstock Inc., a Nevada corporation (NYSE-MKT: LODE), is the beneficial owner of approximately 89% of the common shares of LINICO. Our former Chief Financial Officer, Judd Merrill, served as a member of the board of directors of Comstock Inc. from September 2020 to April 5, 2023.

In December 2023, we exited our proposed collaboration with LINICO by way of the sale of our LINICO common stock to LINICO’s parent, Comstock, Inc., for $600,000.

In February 2023, we entered into a $3 million secured debt facility with Summit Investment Services, LLC, an entity controlled by a member of our board of directors, Eric Gangloff, The indebtedness under the Summit debt facility is secured by all of our assets, with a few exceptions. All principal and interest under the Summit debt facility was paid in full on June 13, 2025. Please see Note 11 to our audited consolidated financial statements for a more complete description of the Summit debt facility.

On December 18, 2024, we entered into a Securities Purchase Agreement with eight accredited investors, including several of our current and former executive officers and  directors, in connection with a private placement of secured promissory notes (“Notes”) in the aggregate principal amount of $1,500,000 and common stock purchase warrants (“Warrants) to purchase 750,000 shares of our common stock. Our current and former executive officers and directors purchased a total of $1,200,000 of Notes. The Notes accrued interest at the rate of 20% per annum, subject to a payment of a minimum of 12 months interest in the event of prepayment. The entire principal amount evidenced by the Notes plus all accrued and unpaid interest was due on December 31, 2025, and we repaid the Notes in full in May 2, 2025. The Company’s obligations under the Notes were secured by a first lien on the Company’s strategic metal inventory and a second lien on all other assets of the Company. Each Note purchaser received a Warrant to purchase shares of the Company’s common stock in an amount equal to the principal amount of the investor’s Note divided by two, for a total of 750,000 shares of common stock. The Warrants are exercisable over a five-year period at an exercise price of $1.92 per share and are convertible to shares of common stock of the Company upon a change in control of the Company. The investors did not receive registration rights with regard to the shares of common stock issuable upon exercise of the Warrants, however the Warrants do contain a customary cashless exercise provision. The Securities Purchase Agreement includes customary representations, warranties, and covenants by the investors and us.

Since January 1, 2023, we have not entered into any other transactions where the amount exceeded the lesser of $120,000 or one percent (1%) of the average of our total assets at December 31, 2024 and 2023 with any of our directors, officers, beneficial owners of five percent or more of our common shares, any immediate family members of the foregoing or entities of which any of the foregoing are also officers or directors or in which they have a material financial interest, other than the compensatory arrangements with our executive officers and directors described elsewhere in this report.

We have adopted a policy that any transactions with directors, officers, beneficial owners of five percent or more of our common shares, any immediate family members of the foregoing or entities of which any of the foregoing are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of our Board.  The policy has been formally adopted by resolution of our Board.

Our Board may establish the authorized number of directors from time to time by resolution. Our Board currently consists of four (4) authorized members. During the year ended December 31, 2024, our Board met seven times. All of our Board members attended at least 75% of the aggregate of all Board meetings and all meetings of the Board committees upon which they served while they were on the Board during fiscal 2024. Our Board does not have a policy regarding Board members’ attendance at meetings of our stockholders and all members of our Board attended our prior year’s annual meeting of stockholders.

Generally, under the listing requirements and rules of the Nasdaq Stock Market, independent directors must comprise a majority of a listed company’s board of directors. Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Our Board has determined that, other than Mr. Cotton, by virtue of his executive officer position,  none of our current directors or director nominees has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making these determinations, our Board considered the current and prior relationships that each nonemployee director nominee has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each nonemployee director nominee. Accordingly, we believe  that a majority of our directors are independent, as required under applicable Nasdaq Stock Market rules, as of the date of this proxy statement.

Stockholder Proposals and Director Nominations for 2026 Annual Meeting

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by February 17, 2026 to our Corporate Secretary at 5370 Kietzke Lane, #201, Reno, Nevada 89511, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided, however, that if our 2026 Annual Meeting of Stockholders is held before June 21, 2026 or after August 22, 2026, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2026 Annual Meeting of Stockholders.

Pursuant to our Third Amended and Restated Bylaws, if you wish to bring a proposal before the stockholders or nominate a director at the 2026 Annual Meeting of Stockholders, but you are not requesting that your proposal or nomination be included in next year’s proxy materials, you must notify our Corporate Secretary, in writing, not later than the close of business on April 22, 2026 nor earlier than the close of business on March 4, 2026. However, if our 2026 Annual Meeting of Stockholders is not held between June 21, 2026 and August 22, 2026, to be timely, notice by the stockholder must be received no earlier than the close of business on the 120th day prior to the 2026 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the 2026 Annual Meeting of Stockholders or the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting of Stockholders is first made. You are also advised to review our Third Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

If you wish to solicit proxies in support of director nominees, other than the Board’s nominees, at the 2026 Annual Meeting pursuant to Rule 14a-19 under the Exchange Act, you must deliver to the us the notice required Rule 14a-19 postmarked or transmitted electronically to us at our principal executive office no later than May 22, 2026. However, if our 2026 Annual Meeting of Stockholders is not held between June 21, 2026 and August 22, 2026, to be timely, the notice required by Rule 14a-19 must be received by us by the later of 60 calendar days prior to the date of the 2026 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting of Stockholders is first made.

The chair of the 2026 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board for the 2026 Annual Meeting of Stockholders will confer discretionary voting authority with respect to (i) any proposal presented by a stockholder at that meeting for which we have not been provided with timely notice and (ii) any proposal made in accordance with our Third Amended and Restated Bylaws, if the 2026 proxy statement briefly describes the matter and how management’s proxy-holders intend to vote on it, and if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker or the Company. The Company will also deliver promptly upon written or oral request a separate copy of the Notice, Proxy Statement and Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered. Please direct any notices or request to the Company to Aqua Metals, Inc., 5370 Kietzke Lane, #201, Reno, Nevada 89511, Attention: Investor Relations, or contact Investor Relations by telephone at (775) 525‑1936. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Other Matters

We will also consider any other business that properly comes before the annual meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, the persons named on the enclosed proxy card will vote the shares they represent using their best judgment.

Incorporation by Reference

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act, which might incorporate future filings made by us under those statutes, the preceding Audit Committee Report will not be incorporated by reference into any of those prior filings, nor will any such report be incorporated by reference into any future filings made by us under those statutes. In addition, information on our website, other than our Proxy Statement, notice and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

By Order of the Board of Directors

/s/ Vincent L. DiVito

Vincent L. DiVito
Chairman of the Board of Directors

Reno, Nevada

June 20, 2025

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is available without charge upon written request to: Corporate Secretary, Aqua Metals, Inc., 5370 Kietzke Lane, #201, Reno, Nevada 89511.

APPENDIX A

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

AQUA METALS, INC.

Aqua Metals, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

1.      That the certificate of incorporation of the Corporation is hereby amended by inserting the following at the end of Article FOURTH thereof:

Upon the effectiveness (the “Effective Time”) of the Certificate of Amendment inserting this paragraph in the Certificate of Incorporation, each two (2) to ten (10) shares of Common Stock that are issued and outstanding immediately prior to the Effective Time shall be reclassified and combined into one (1) share of Common Stock, with the exact ratio to be determined by the Board prior to the Effective Time and publicly announced by the Corporation, subject to the treatment of fractional share interests as described below (the “Reverse Split”). The Reverse Split shall occur automatically without any further action by the Corporation or its stockholders and whether or not any certificate representing such shares immediately prior to the Effective Time (an “Old Certificate”) is surrendered to the Corporation. No fractional shares of Common Stock will be issued in connection with the Reverse Split. Stockholders of record who otherwise would be entitled to receive fractional shares, will be entitled to receive cash (without interest) in lieu of fractional shares, equal to such fraction multiplied by the average of the closing sales prices of the Common Stock on the exchange the Corporation is currently trading during regular trading hours for the five consecutive trading days immediately preceding the effective date of the Reverse Split (with such average closing sales prices being adjusted to give effect to the Reverse Split). Following the Effective Time, each Old Certificate shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been reclassified and combined, subject to the elimination of fractional share interests as described above, until such time as such Old Certificate has been surrendered to the Corporation.”

2.      That this amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

3.      That, on ________, the Board of Directors of the Corporation determined that each ____ (_) shares of the Corporation’s common stock (the “Common Stock”), issued and outstanding immediately prior to the Effective Time, shall automatically be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, pursuant to the amendment set forth in this Certificate of Amendment. The Corporation publicly announced this ratio on ___________.

4.       That this Certificate of Amendment shall become effective at 12:01 a.m. Eastern Time on ____________.

A-1

IN WITNESS WHEREOF, Aqua Metals, Inc. has caused this Certificate of Amendment to be signed by its authorized officer, as of __________.

AQUA METALS, INC.

By:
Name:
Title:

A-2

APPENDIX B

AQUA METALS, INC.

2019 STOCK INCENTIVE PLAN

(As amended)

1. Purpose of Plan.

The purpose of this Aqua Metals, Inc. 2019 Stock Incentive Plan (the “Plan”) is to advance the interests of Aqua Metals, Inc. (“Company”) and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals through opportunities for equity participation in the Company, and to reward those individuals who contribute to the Company’s achievement of its economic objectives.

2. Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

2.1. “Board” means the Company’s Board of Directors.

2.2. “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer or their nominee.

2.3. “Cause” means (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties, (iv) any material breach of any confidentiality or noncompete agreement entered into with the Company or any Subsidiary, or (v) with respect to a particular Participant, any other act or omission that constitutes “cause” as may be defined in any employment, consulting or similar agreement between such Participant and the Company or any Subsidiary.

2.4. “Change in Control” means an event described in Section 11.1 of the Plan.

2.5. “Code” means the Internal Revenue Code of 1986, as amended.

2.6. “Committee” means the Compensation Committee of the Board or its delegates who are administering the Plan, as provided in Section 3 of the Plan.

2.7. “Common Stock” means the common stock of the Company, $0.001 par value per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

2.8. “Disability” means any medically determinable physical or mental impairment resulting in the service provider’s inability to perform the duties of his or her position or any substantially similar position, where such impairment can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

2.9. “Effective Date” means February 12, 2019, but no Incentive Stock Option shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

2.10. “Eligible Recipients” means all employees, officers and directors of the Company or any Subsidiary, and any person who has a relationship with the Company or any Subsidiary.

2.11. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.12. “Fair Market Value” means, with respect to the Common Stock, as of any date: (i) the mean between the reported high and low sale prices of the Common Stock at the end of the regular trading session if the Common Stock is listed, admitted to unlisted trading privileges, or reported on any national securities exchange or on the NASDAQ Stock Market on such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or (ii) if the Common Stock is not so listed, admitted to unlisted trading privileges, or reported on any national exchange or on the NASDAQ Stock Market, the closing bid price as of such date at the end of the regular trading session, as reported by the OTC Bulletin Board, The OTC Market or other comparable service; or (iii) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

2.13. “Incentive Award” means an Option, Restricted Stock Award, Restricted Stock Unit or Performance Award granted to an Eligible Recipient pursuant to the Plan.

2.14. “Incentive Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.

2.15. “Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

2.16. “Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

2.17. “Participant” means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

2.18. “Performance Awards” means an award of Common Stock or cash granted to an Eligible Recipient pursuant to Section 8 of the Plan and with respect to which shares of Common Stock or cash will be transferred to the Eligible Recipient in accordance with the provisions of such Section 8 and any agreement evidencing a Performance Award.

2.19. “Performance Criteria” means the performance criteria that may be used by the Committee in granting Restricted Stock Awards or Performance Awards contingent upon achievement of such performance goals as the Committee may determine in its sole discretion. The Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based upon Company, Subsidiary or business unit performance, or the individual performance of the Eligible Recipient, either absolute or by relative comparison to other companies, other Eligible Recipients or any other external measure of the selected criteria. The Performance Criteria for Incentive Awards will be based on one or more of the following criteria: earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholders’ equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income (before or after taxes); pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added; market share; cash flow (including cash flow per share); share price performance; debt reduction; strategic partnerships and transactions; stockholders’ equity; capital expenditures; operating profit or net operating profit; growth of net income or operating income; and budget management; or any of the foregoing criteria adjusted by the Committee (i) to exclude one or more specified components of the calculation thereof or (ii) to include one or more other specified items, including, but not limited to, exclusions under subsection (i) or inclusions under subsection (ii) designed to reflect changes during the Performance Period in generally accepted accounting principles or in tax rates, currency fluctuations, the effects of acquisitions or dispositions of a business or investments in whole or in part, extraordinary or nonrecurring items, the gain or loss from claims or litigation and related insurance recoveries, the effects of impairment of tangible or intangible assets, or the effects of restructuring or reductions in force or other business recharacterization activities, income or expense related to defined benefit or defined contribution pension plans, uninsured losses from natural catastrophes or political and legal developments affecting the Company’s business (including losses as a result of war, terrorism, confiscation, expropriation, seizure, new regulatory requirements, business interruption or similar events).

2.20. “Performance Period” means, in respect of a Performance Award, a period of time established by the Committee within which the Performance Criteria relating to such Performance Award are to be achieved.

2.21 “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

2.22. “Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 7 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 7.

2.23. “Restricted Stock Unit” means an award granted to an Eligible Recipient pursuant to Section 7 of the Plan that represents a contractual obligation on the part of the Company to transfer shares of Common Stock to the Eligible Participant upon the satisfaction of specified Performance Criteria and/or the completion of a specified period of employment with the Company and its Subsidiaries.

2.24 “Retirement” means normal or approved early termination of employment or service.

2.25. “Securities Act” means the Securities Act of 1933, as amended.

2.26. “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

3. Plan Administration.

3.1. The Committee. The Plan will be administered by the Committee. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, the Committee administering the Plan will consist of the Compensation Committee of the Board or its delegate, which will consist solely of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and who are considered “outside directors”. Such a committee, if established, will act by majority approval of the members (unanimous approval with respect to action by written consent), and a majority of the members of such a committee will constitute a quorum. To the extent consistent with applicable corporate law of the Company’s jurisdiction of incorporation, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

3.2. Authority of the Committee.

(a) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (iii) any Performance Criteria applicable to any Incentive Awards; (iv) the time or times when Incentive Awards will be granted and, where applicable, settled; (v) the duration of each Incentive Award; (vi) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

(b) The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award other than an Incentive Award intended to qualify as “performance-based” compensation, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. Notwithstanding the foregoing, no Performance Award (or any other Incentive Award) that is subject to the requirements and restrictions of Section 409A of the Code may be amended in a manner that would violate Section 409A of the Code.

(c) In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares; (ii) any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; (iii) any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria (including Performance Criteria) of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

4. Shares Available for Issuance.

4.1. Maximum Number of Shares Available; Certain Restrictions on Awards. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 4,000,0001), and the maximum number of shares of Common Stock that will be available for issuance in connection with Incentive Stock Options is a 4,000,000(2). The shares available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.

(1) Subject to stockholder approval of the proposed amendment to the 2019 Plan, the number of shares available for issuance under the Plan will be increased to 4,000,000.

(2) Subject to stockholder approval of the proposed amendment to the 2019 Plan, the number of shares available for issuance in connection with Incentive Stock Options under the Plan will be increased to 4,000,000.

4.2. Accounting for Incentive Awards. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan; provided, however, that shares subject to an Incentive Award that lapses, expires, is forfeited (including issued shares forfeited under a Restricted Stock Award) or for any reason is terminated unexercised or unvested or is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan. To the extent that the exercise price of any Option and/or associated tax withholding obligations are paid by tender or attestation as to ownership of Previously Acquired Shares, or to the extent that such tax withholding obligations are satisfied by withholding of shares otherwise issuable upon exercise of the Option, only the number of shares of Common Stock issued net of the number of shares tendered, attested to or withheld will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

4.3. Adjustments to Shares and Incentive Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards and the exercise price of outstanding Options.

5. Participation.

Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6. Options.

6.1. Grant. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.

6.2. Exercise Price. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant; provided, however, that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to any Incentive Stock Option (110% of the Fair Market Value with respect to an Incentive Stock Option if, at the time such Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.3. Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant (including without limitation (i) the achievement of one or more of the Performance Criteria and/or (ii) that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period); provided, however, that if the Committee does not specify the expiration date of the Option, the expiration date shall be 10 years from the date on which the Option was granted. In no case may an Option may be exercisable after 10 years from its date of grant (five years from its date of grant in the case of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.4. Payment of Exercise Price. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, by tender, or attestation as to ownership, of Previously Acquired Shares that have been held for the period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee, or by a combination of such methods. For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date.

6.5. Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company pursuant to the instructions set forth in the Incentive Award or, if none, to the Company’s legal department and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

7. Restricted Stock Awards and Restricted Stock Units.

7.1. Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards or Restricted Stock Units under the Plan, and such Restricted Stock Awards and Restricted Stock Units will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards and Restricted Stock Units as it deems appropriate, including, without limitation, (i) the achievement of one or more of the Performance Criteria and/or (ii) that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.

7.2. Rights as a Stockholder; Transferability. Except as provided in Sections 7.1, 7.3, 7.4 and 12.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award or pursuant to a Restricted Stock Unit under this Section 7 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

7.3. Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (other than regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. The Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. A Participant to whom Restricted Stock Units have been granted will have no rights to receive any dividends or distributions with respect to the shares of Common Stock underlying the Restricted Stock Units unless and until the Restricted Stock Units are settled and the Participant becomes the holder of record of any shares of Common Stock delivered in settlement of such Restricted Stock Units.

7.4. Enforcement of Restrictions. To enforce the restrictions referred to in this Section 7, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company’s transfer agent.

8. Performance Awards.

8.1. Grant. An Eligible Recipient may be granted one or more Performance Awards under the Plan, and such Performance Awards will be subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Performance Awards as it deems appropriate, including, without limitation, (i) the achievement of one or more of the Performance Criteria and/or (ii) that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.

8.2 Performance Periods. The Performance Period with respect to each Performance Award will be such period of time commencing with the date of grant as is determined by the Committee on the date of grant.

8.3 Specification of Performance Criteria. Any grant of Performance Awards will specify Performance Criteria that, if achieved, will result in payment or early payment of the Award, and each grant may specify in respect of such specified Performance Criteria a minimum acceptable level of achievement and shall set forth a formula for determining the amount of the Performance Award that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Performance Criteria. The grant of Performance Awards will specify that, before the Performance Awards will be earned and paid, the Compensation Committee of the Board must certify that the Performance Criteria have been satisfied.

8.4. Settlement – Time of Payment.

(a) At the time any Performance Award is granted, the agreement evidencing the Performance Award will specify the time at which the vested portion of the Performance Award will be settled. In no event may the time of payment be changed after the Performance Award is granted.

(b) The agreement may specify that settlement will be made upon vesting or the settlement will occur with respect to all vested Performance Awards as of a specified time.

(c) To the extent the agreement does not provide for the settlement of vested Performance Awards on or before the date that is 2-1/2 months after the end of the year in which the Performance Award (or the relevant portion thereof) vests, the agreement will provide for payment to occur: (a) upon the Eligible Recipient’s separation from service, death or disability; (b) upon a change in control of the Company; or (c) upon a specified date or pursuant to a specified schedule. In all cases in which payment is to be made in accordance with this Section 8.2(c), the times specified for payment will be interpreted and administered in accordance with the requirements of Section 409A of the Code and any applicable regulations or guidance issued in connection with that Code section.

8.5. Settlement – Form of Payment. Unless otherwise specified in the agreement evidencing the Performance Award, or some other written agreement between the Company and the Eligible Recipient, vested Performance Awards will be settled in cash or shares of Common Stock.

8.6. Rights as a Stockholder. A Participant holding a Performance Award shall have no rights as a holder of Common Stock unless and until the Performance Award is settled and shares of Common Stock are delivered to the Participant in such settlement.

8.7. Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Performance Award at the time of grant or at any time after the grant of the Performance Award), the Participant shall not be entitled to receive dividends or distributions with respect to the Shares subject to a Performance Award unless and until the Performance Award is settled and shares of Common Stock are delivered to the Participant in such settlement.

8.8. Unfunded and Unsecured Obligation of the Company. A Performance Award represents an unfunded and unsecured obligation of the Company to make payment to a Participant in accordance with the terms of this Plan or an award agreement. The Participant’s rights with respect to a Performance Award shall be those of an unsecured creditor of the Company.

9. Effect of Termination of Employment or Other Service.

9.1. Termination Due to Death or Disability. In the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability:

(a) All outstanding Options then held by the Participant will, to the extent exercisable as of such termination, remain exercisable for a period of six (6) months after such termination (but in no event after the expiration date of any such Option); and

(b) All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c) All outstanding Performance Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited.

9.2. Termination Due to Retirement. Subject to Section 9.5 of the Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of Retirement:

(a) All outstanding Options then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three (3) months after such termination (but in no event after the expiration date of any such Option). Options not exercisable as of such Retirement will be forfeited and terminate; and

(b) All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c) All outstanding Performance Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited.

9.3. Termination for Reasons Other than Death, Disability or Retirement. Subject to Section 9.5 of the Plan, in the event a Participant’s employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ of the Company or another Subsidiary):

(a) All outstanding Options then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three (3) months after such termination (but in no event after the expiration date of any such Option). Options not exercisable as of such termination will be forfeited and terminate; and

(b) All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c) All outstanding Performance Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited.

9.4. Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 9, the Committee may, in its sole discretion (which may be exercised in connection with the grant or after the date of grant, including following such termination), determine that upon a Participant’s termination of employment or other service with the Company and all Subsidiaries, any Options (or any part thereof) then held by such Participant may become or continue to become exercisable and/or remain exercisable following such termination of employment or service, and Restricted Stock Awards and Performance Awards then held by such Participant may vest and/or continue to vest or become free of restrictions and conditions to issuance, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee.

9.5. Effects of Actions Constituting Cause. Notwithstanding anything in the Plan to the contrary, in the event that a Participant is determined by the Committee, acting in its sole discretion, to have committed any action which would constitute Cause as defined in Section 2.3, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or service with the Company or any Subsidiary, all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant shall terminate and be forfeited without notice of any kind. The Company may defer the exercise of any Option or the vesting of any Restricted Stock Award or Performance Award for a period of up to ninety (90) days in order for the Committee to make any determination as to the existence of Cause.

9.6. Determination of Termination of Employment or Other Service. Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or service, as determined by the Committee in its sole discretion based upon such records.

10. Payment of Withholding Taxes.

10.1. General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, foreign, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

10.2. Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 10.1 of the Plan by electing to tender, or by attestation as to ownership of, Previously Acquired Shares that have been held for the period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value.

11. Change in Control.

11.1. A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs has occurred:

(a) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to any Successor;

(b) the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

(c) any Successor (as defined in Section 11.2 below), other than a Bona Fide Underwriter (as defined in Section 11.2 below), becomes after the effective date of the Plan the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (i) 25% or more, but not 50% or more, of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Continuity Directors (as defined in Section 11.2 below), or (ii) more than 50% of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);

(d) a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to effective date of such merger or consolidation have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (i) 50% or more, but not more than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Continuity Directors, or (ii) less than 50% of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors); or

(e) the Continuity Directors cease for any reason to constitute at least 50% or more of the Board.

11.2. Change in Control Definitions. For purposes of this Section 11:

(a) “Continuity Directors” of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Continuity Directors (either by specific vote or by approval of the Company’s proxy statement in which such individual is named as a nominee for director without objection to such nomination).

(b) “Bona Fide Underwriter” means an entity engaged in business as an underwriter of securities that acquires securities of the Company through such entity’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition.

(c) “Successor” means any individual, corporation, partnership, group, association or other “person,” as such term is used in Section 13(d) or Section 14(d) of the Exchange Act, other than the Company, any “affiliate” (as defined below) or any benefit plan(s) sponsored by the Company or any affiliate that succeeds to, or has the practical ability to control (either immediately or solely with the passage of time), the Company’s business directly, by merger, consolidation or other form of business combination, or indirectly, by purchase of the Company’s outstanding securities ordinarily having the right to vote at the election of directors or all or substantially all of its assets or otherwise. For this purpose, an “affiliate” is (i) any corporation at least a majority of whose outstanding securities ordinarily having the right to vote at elections of directors is owned directly or indirectly by the Company; (ii) any other form of business entity in which the Company, by virtue of a direct or indirect ownership interest, has the right to elect a majority of the members of such entity’s governing body or (iii) any entity that at the time of the approval of this Plan owns in excess of 10% of the Company’s common stock and its affiliates.

11.3. Acceleration of Vesting. Without limiting the authority of the Committee under Sections 3.2 and 4.3 of the Plan, if a Change in Control of the Company occurs, then, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award: (a) outstanding Options that may become immediately exercisable in full and will remain exercisable in accordance with their terms; and (b) outstanding Restricted Stock Awards and Restricted Stock Units may become immediately fully vested and non-forfeitable; and (c) any conditions to the issuance of cash or shares of Common Stock pursuant to Performance Awards may lapse.

11.4. Cash Payment. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant affected thereby, may determine that:

(a) Some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options (“Option Shares”), either (i) as of the effective date of any such Change in Control, cash in an amount equal to the excess of the Fair Market Value of such Option Shares on the last business day prior to the effective date of such Change in Control over the exercise price per share of such Option Shares, (ii) immediately prior to such Change of Control, a number of shares of Common Stock having an aggregate Fair Market Value equal to the excess of the Fair Market Value of the Option Shares as of the last business day prior to the effective date of such Change in Control over the exercise price per share of such Option Shares; or (iii) any combination of cash or shares of Common Stock with the amount of each component to be determined by the Committee not inconsistent with the foregoing clauses (i) and (ii), as proportionally adjusted; and

(b) any Options which, as of the effective date of any such Change in Control, are “underwater” (as defined in Section 3.2(d)) shall terminate as of the effective date of any such Change in Control; and

(c) some or all Participants holding Performance Awards will receive, with respect to some or all of the shares of Common Stock subject to such Performance Awards that remain subject to issuance based upon the future achievement of Performance Criteria or other future event as of the effective date of any such Change in Control of the Company, cash in an amount equal the Fair Market Value of such shares immediately prior to the effective date of such Change in Control.

11.5. Limitation on Change in Control Payments. Notwithstanding anything in Section 11.3 or 11.4 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the exercisability of an Option as provided in Section 11.3 or the payment of cash or shares of Common Stock in exchange for all or part of an Option as provided in Section 11.4 (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 11.3 or 11.4 of the Plan will be reduced to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if a Participant is subject to a separate agreement with the Company or a Subsidiary which specifically provides that payments attributable to one or more forms of employee stock incentives or to payments made in lieu of employee stock incentives will not reduce any other payments under such agreement, even if it would constitute an excess parachute payment, or provides that the Participant will have the discretion to determine which payments will be reduced in order to avoid an excess parachute payment, then the limitations of this Section 11.4 will, to that extent, not apply.

12. Rights of Eligible Recipients and Participants; Transferability.

12.1. Employment or Service. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

12.2. Rights as a Stockholder. As a holder of Incentive Awards (other than Restricted Stock Awards), a Participant will have no rights as a stockholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

12.3. Restrictions on Transfer.

(a) Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options) or vesting (in the case of Restricted Stock Awards) or settlement (in the case of Restricted Stock Units or Performance Awards) of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(b) A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 9 of the Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 9 of the Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under the Plan or exercise of all exercisable Options, then such payments will be made to, and the exercise of such Options may be made by, the legal representatives, heirs and legatees of the beneficiary.

(c) Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, but not limited to execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

12.4. Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

13. Securities Law and Other Restrictions. Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

14. Plan Amendment, Modification and Termination. The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendments to the Plan will be effective without approval of the Company’s stockholders if stockholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or the NASDAQ Stock Market or similar regulatory body. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 11 of the Plan.

15. Effective Date and Duration of the Plan. The Plan is effective as of the Effective Date. The Plan will terminate at midnight on February 12, 2029 and may be terminated prior to such time by Board action. No Incentive Award will be granted after termination of the Plan. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, according to their terms.

16. Miscellaneous.

16.1. Governing Law. Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which shall be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware notwithstanding the conflicts of laws principles of any jurisdictions.

16.2. Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

AQUA METALS, INC.
5370 KIETZKE LN #201
RENO, NV 89511

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V76286-P35437 KEEP THIS PORTION FOR YOUR RECORDS

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AQUA METALS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Vincent L. DiVito
02) Stephen Cotton
03) Eric Gangloff
04) Steve Henderson

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5, 6, and 7.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V76287-P35437

AQUA METALS, INC.
Annual Meeting of Stockholders
July 22, 2025, 7:00 AM Local Time
This proxy is solicited by the Board of Directors

The stockholders hereby appoint Stephen Cotton and Vincent DiVito, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Aqua Metals, Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 7:00 AM Local Time on July 22, 2025, at the Company's offices located at 5370 Kietzke Lane, Suite 201, Reno, Nevada 89511 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side